Securities Act File No. 333-122917

ICA No. 811- 21720

As filed with the Securities and Exchange Commission on January 28, 2010

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            Pre-Effective Amendment No.  _______                   [     ]

                            Post-Effective Amendment No. __124___                 [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                                                                                                                                Amendment No.    125              [ X ]

(Check Appropriate Box or Boxes)

Northern Lights Fund Trust

(Exact Name of Registrant as Specified in Charter)

4020 South 147th Street

Omaha, NE 68137

Attention:  Michael Miola

 (Address of Principal Executive Offices)(Zip Code)

(402) 895-1600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 312 Walnut Street, Suite 1400 Cincinnati, Ohio 45202 513-352-6725 (phone) 513-241-4771 (fax)	Emile R. Molineaux, General Counsel Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788 (631) 470-2616

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

(  )

immediately upon filing pursuant to paragraph (b).

(X)

on February 1, 2010 pursuant to paragraph (b).

(  )

60 days after filing pursuant to paragraph (a)(1).

(  )

on (date) pursuant to paragraph (a)(1).

(  )

75 days after filing pursuant to paragraph (a)(2).

(  )

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

(  ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oxford Global Total Return Fund

CLASS A SHARES (OXGAX)

CLASS C SHARES (OXGCX)

PROSPECTUS

FEBRUARY 1 , 2010

1-877-350-8668

                                        Advised by:

                                        The Oxford Private Client Group, LLC

                                        125 West Lake Street

                                        Suite 200

                                        Wayzata, Minnesota 55391

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Portfolio Manager
PRIOR PERFORMANCE OF OXFORD PRIVATE CLIENT GROUP
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
Other Classes
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY

Investment Objective:  The Fund's investment objective is long term total return and to consistently outperform the performance of the Standard and Poor’s 500 Index with less volatility than the Index.  Total return is comprised of capital appreciation and income.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your broker or other financial professional, and in How to Purchase Shares on page 9 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses	3.11%	3.11%
Total Annual Fund Operating Expenses	4.11%	4.86%
Fee Waiver ( [1] )	(2.11)%	(2.11)%
Total Annual Fund Operating Expenses After Fee Waiver	2.00%	2.75%

  (1)

The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until November 30, 2011 , subject to possible recoupment from the Fund in future years on a rolling three year basis ..  This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$693	$1,504	$2,330	$4,461
Class C	$278	$1,273	$2,271	$4,779

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:  The Fund’s adviser seeks to achieve the Fund's investment objective by investing in a combination of (1) equity and (2) fixed-income securities using the adviser's proprietary multi-stage investment process.  The Fund defines equity securities as common and preferred stocks and American depositary receipts ("ADRs") for common and preferred stocks.  The fixed income portion of the Fund’s portfolio may be corporate or government bonds rated Baa3 or higher by Moody’s, or BBB- or higher by S&P, or if not rated, determined by the adviser to be of comparable quality, with an average maturity of three years or less.  Under normal circumstances, at least 40% of the Fund’s assets will be invested in securities issued by companies outside of the United States, and the investments will be made in no less than three foreign companies.

The adviser’s multi-stage investment process is a top-down approach of security selection that identifies the current position of the market cycle relative to the historical returns of certain market indices, then identifies the geographic regions, market capitalizations and sectors that the adviser believes offer the best opportunity for positive investment return.  The first step of the adviser’s process is assessing the current position of the world’s securities markets (defensive, opportunistic or aggressive) and allocating the Fund’s assets between equity securities, fixed-income securities and cash based on this assessment.  The second step in the process is determining which geographic regions are favorable for investment based on the current market.  The third step in the adviser’s selection process is determining which style (categorized by capitalization) of investing is most favorable given the current economic conditions.  The fourth step is determining the appropriate sector weightings for the Fund’s investment portfolio.  The fifth step is to perform individual security analysis using fundamental and technical analysis of the individual securities available for investment.

In general, the adviser buys securities that it believes are undervalued and sells a security if the price target is achieved, if the fundamentals have deteriorated or if, in the opinion of the adviser, the security is no longer attractive for investment purposes. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objective.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

ADR Risks:  While ADRs are traded on U.S. securities exchanges, they may be available through “sponsored” or “unsponsored” facilities.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Equity Market Risks:  Equity markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.

Fixed Income Risks:  When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, prepayment risk.

Foreign Risks:  When the Fund invests in foreign securities the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of the U.S. economy and U.S. companies and may include unfavorable changes in foreign exchange rates.

Issuer-Specific Risks:  The value of a fixed income or equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Style Risks:  The adviser’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s investment strategy will produce the desired results.

Portfolio Turnover Risk:  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.

Sector Risks:  When the Fund is invested in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not invested in that sector.  For example, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns , which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class A shares of the Fund for each full calendar year since the Fund's inception. Returns for Class C shares, which are not presented, will vary from the returns for Class A shares.   The performance table compares the performance of Class A and Class C shares of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-877-350-8668.

Class A Annual Total Return For Calendar Year Ended December 31, 2009

Best Quarter:	3rd Quarter 2009	3.09%
Worst Quarter:	1st Quarter 2009	1.20%

Figures do not reflect sales charges.  If they did, returns would be lower.

Performance Table

Average Annual Total Returns

(For period s ended December 31, 2009)

	One Year	Life of Fund (1)
Class A shares
Return before taxes	3.12%	3.42%
Return after taxes on distributions	3.02%	3.19%
Return after taxes on distributions and sale of Fund shares	2.03%	2.77%
Class C shares
Return before taxes	7.94%	7.70%
Standard & Poor's 500 Index (2)	26.46%	23.97%

(1) The inception date of the Fund is November 11 , 2008.

(2) The Standard and Poor's 500 Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies.  Index returns assume reinvestment of dividends. Its performance does not reflect any deduction for fees, management expenses or taxes. An investor cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs) ..

Investment Adviser:  The Oxford Private Client Group, LLC is the Fund’s investment adviser.

Portfolio Manager:  Bo Beckman is responsible for the day-to-day management of the Fund.  Mr. Beckman has served the Fund in this capacity since it commenced operations in November 2008.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Class A and Class C shares of the Fund is $1,000 and the minimum subsequent investment is $100.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:  The Fund's investment objective is long term total return and to consistently outperform the performance of the Standard and Poor’s 500 Index with less volatility than the Index.  Total return is comprised of capital appreciation and income.  The Fund’s investment objective is a non-fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days written notice to shareholders.

Principal Investment Strategies.  The Fund’s adviser seeks to achieve the Fund's investment objective by investing in a combination of (1) equity and (2) fixed-income securities using the adviser's proprietary multi-stage investment process.  The Fund defines equity securities as common and preferred stocks and ADRs for common and preferred stocks.  The fixed income portion of the Fund’s portfolio may be corporate or government bonds rated Baa3 or higher by Moody’s, or BBB- or higher by S&P, or if not rated, determined by the adviser to be of comparable quality, with an average maturity of three years or less.  Under normal circumstances, at least 40% of the Fund’s assets will be invested in securities issued by companies outside of the United States, and the investments will be made in no less than three foreign companies.  The Fund’s 40% investment policy is a non-fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days written notice to shareholders.

The adviser believes that all markets move through certain cyclical stages.  The adviser’s process is a top-down approach of security selection that identifies the current position of the market cycle relative to the natural progression of a capitalistic market, then identifies the geographic region, market capitalizations and sectors that the adviser believes offer the best opportunity for positive investment return.

The first step of the adviser’s process is assessing the current position of the world’s securities markets.  This analysis helps the adviser pick the proper posture for the portfolio (defensive, opportunistic, aggressive) and the proper asset allocation among types of securities (cash, fixed income or equities).

The second step in the process is determining which geographic regions are favorable for investment based on the current market.  While the Fund will maintain a bias towards large cap domestic stocks, at times foreign securities offer the best opportunity for potential returns. When investing in foreign equities, the Fund will typically invest in (but not limited to) ADRs as opposed to purchasing securities directly in foreign markets.  An ADR is a certificate issued by a bank in the United States representing a certain amount of shares of a foreign company on a foreign exchange.

The third step in the adviser’s selection process is determining which style of investing is most favorable given the current economic conditions.  Investment styles based on capitalization may be are attractive at different times in the economic and market cycle.

The fourth step is determining the appropriate sector weightings for the Fund’s investment portfolio.  The adviser will not allocate substantial portions of the Fund’s assets to any particular sector in the economy.  Rather, the adviser will attempt to overweight slightly in sectors offering the best possibility for appreciation.

The fifth step is to perform actual individual security analysis.  The adviser then performs fundamental and technical analysis of the individual stocks available for investment.  Fundamental analysis involves the evaluation of factors such as sales revenue, retained earnings and profit margins.  Technical analysis involves the evaluation of factors such as price trends and trading volumes.  The adviser will sell a security if the price target is achieved, if the fundamentals have deteriorated or if, in the opinion of the adviser, the security is no longer attractive for investment purposes.

As to the fixed income portion of the Fund’s assets, the Fund may invest in corporate or government bonds rated Baa3 or higher by Moody’s, or BBB- or higher by S&P, or if not rated, determined by the Adviser to be of comparable quality, with an average maturity of three years or less.  At times up to 60% of the Fund’s assets may be invested in income producing securities such as bonds and currency contracts.

Principal Investment Risks:

ADR Risks:  While ADRs are traded on U.S. securities exchanges, they may be available through “sponsored” or “unsponsored” facilities.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas in an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Equity Market Risks:  The net asset value of the Fund will fluctuate based on changes in the value of the underlying securities in which the Fund invests.  The Fund invests in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Fixed Income Risks:  When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed-income funds.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, prepayment risk and investment-grade securities risk.  These risks could affect the value of a particular investment by a Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign  Risks:  Investments in foreign equity and debt securities could subject the Fund to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations and foreign securities may be more illiquid than domestic securities.

Issuer-Specific Risks:  The value of a fixed income or equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

Management Style Risks:  The share price of the Fund changes daily based on the performance of the securities in which it invests.  The ability of the Fund to meet its investment objective is directly related to the Adviser’s selection process and allocation of the Fund’s assets.  The Adviser’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Portfolio Turnover Risk :  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Sector Risks:  If the Fund is overweighed in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighed in that sector.  For example, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sector’s in which the Fund may invest, directly or indirectly, will vary.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information, which may be requested toll free by calling 1-877-350-8668.

MANAGEMENT

Investment Adviser: The Oxford Private Client Group, LLC, located at 125 West Lake Street. Suite 200, Wayzata, Minnesota 55391, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the adviser is responsible for the overall management of the Fund’s business affairs.  The adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions.  The adviser was established in 2002 and provides investment advice primarily to institutional and high net worth individuals in the equity markets.  As of December 31, 2009 , it had $20 million in assets under management.

Pursuant to an investment advisory agreement, the Fund pays the adviser, on a monthly basis, an annual advisory fee of 0.75% of the Fund’s average daily net assets.  The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until November 30, 2011 to ensure that Total Annual Fund Operating Expenses After Fee Waiver (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 2.00 % for Class A shares, 2.75 % for Class C shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This expense limitation agreement may be terminated by the Fund's Board of Trustees on 60 days written notice to the adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Fund’s semi-annual shareholder report for the period ending March 31 , 200 9 ..

Portfolio Manager: Bo Beckman is the founder and Senior Portfolio Manager for The Oxford Private Client Group, LLC from 2002 to present.  He is primarily responsible for the day-to-day management of the Fund.  Since 1992, Mr. Beckman has held professional positions in securities disciplines at Merrill Lynch, Wells Fargo, International Bank Corp., and Fisher Investments.  Mr. Beckman attended the US Air Force Academy and the University of Vermont, earning degrees in Economics and Political Philosophy.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

HOW SHARES ARE PRICED

The public offering price and net asset value ("NAV") of each class of Fund shares are determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  A separate NAV is calculated for each share class of the Fund.  The NAV for a class is computed by determining the aggregate market value of all assets of the Fund, allocable to such class, less its liabilities, allocable to such class, divided by the total number of the that class of Fund's shares outstanding ((asset-liabilities)/number of shares=NAV).  The NYSE is closed on weekends and most national holidays.  The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, and distribution fees, which are accrued daily.  The determination of NAV for classes of shares the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board, and evaluated by the Board quarterly as to the reliability of the fair value method used. In these cases, the NAV of each share class of the Fund will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  The Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of shares of the Fund, the adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates NAV for each share class, the adviser or sub-adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each share class's NAV by short-term traders.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value for each share class is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge, if any.  The sales charge for Class A shares varies, depending on how much you invest.  There are no sales charges on reinvested dividends and distributions.  The following sales charges apply to your purchases of Class A shares of the Fund, at net asset value plus the following front end sales charges based on the amount of purchase:

Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund, at net asset value with the following front end sales charges (“FESC”) based on the amount of purchase:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	5.00%	5.26%	4.50%
$50,000 but less $100,000	4.00%	4.17%	3.65%
$100,000 but less than $250,000	3.75%	3.90%	3.40%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None

Northern Lights Distributors, LLC is the Fund’s distributor. The distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: For sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a 1% CDSC on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

How to Reduce Your Sales Charge

Reduced sales charges for Class A shares are available to shareholders with investments of $50,000 or more. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment.  Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse, parents and children) may combine your Fund holdings to reduce your sales charge.

Rights of Accumulation.  To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine the value of your new purchases of Class A shares with the value of any other Class A shares of the Fund that you already own.  In other words, the applicable initial sales charge for the new purchase is based on the total of your current purchase plus the current value of all other Class A shares of the Fund that you own.  The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Fund shares held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer’s brokerage account or with a bank, an insurance company separate account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;

Letters of Intent.  Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Fund, with a minimum of $50,000, during a 13-month period.  At your written request, Class A share purchases made during the previous 90 days may be included.  The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of Class A Shares.  If you have redeemed Class A shares of the Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the Fund at NAV, without the normal front-end sales charge.  In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. You may exercise this privilege only once and must notify the Fund that you intend to do so in writing. The Fund must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

1)

The Fund’s distributor or any of its affiliates;

2)

Trustees or officers of the Fund;

3)

Officers, directors and employees of the Adviser and their immediate families;

4)

Employees of investment dealers and registered investment advisers authorized to sell the Fund;

5)

Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) that have received authorization from the Distributor;

6)

Accounts that are held with certain selected financial intermediaries that have entered into service agreements that have received authorization from the Distributor.

Minimum and Additional Investment Amounts

For Class A and C shares the minimum initial investment to open an account is $1,000 for all account types.  The minimum subsequent investment for Class A and C shares is $100.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  The Fund is intended primarily for clients of the Adviser.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the “Oxford Global Total Return Fund.”  The Fund will not accept payment in cash including cashier’s checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed

All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Purchasing Shares by Mail

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

Oxford Global Total Return Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Good Order

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

the name of the Fund and Class of shares

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to “The Oxford Global Total Return Fund”

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-350-8668 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-877-350-8668 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-877-350-8668 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Choosing a Class of Shares

The Fund currently offers Class A shares and Class C shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses.  In choosing the class of shares that suits your investment needs, you should consider:

•

how long you expect to own your shares;

•

how much you intend to invest;

•

the sales charge and total operating expenses associated with owning each class; and

•

whether you qualify for a reduction or waiver of any applicable sales charges (see “How to Reduce Your Sales Charge” above).

Each investor’s considerations are different.  You should speak with your investment professional to help you decide which class of shares is best for you.

Class C Shares

Class C shares are sold without any initial sales charge or contingent sales charge.

HOW TO REDEEM SHARES

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail

Oxford Global Total Return Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

1-877-350-8668

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-350-8668.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer (i.e., ACH).  In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Systematic Withdrawal Plan

If your individual account, IRA or other qualified plan account has a current account value of at least $5,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-877-350-8668.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order

Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

o

you wish to change the bank or brokerage account that you have designated on your account;

o

the proceeds of a requested redemption exceed $100,000;

o

you request that a redemption be mailed to an address other than that on record with the Fund;

o

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

o

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.  The Fund will not make checks payable to any person other than the shareholder(s) of record.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

For regular accounts, if at any time your account balance falls below $1,000 and there has been no shareholder activity in the account for the past 12 months, the Fund may notify you that, unless the account is brought up to at least $1,000 or you initiate activity in the account within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually.  The distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend or redemption proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund currently uses several methods to reduce the risk of market timing.  These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”.  If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its adviser will further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.  Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, NE 68137, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Class A and C shares of the Oxford Global Total Return Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Class A and C shares of the Fund to use part of its assets for the sale and distribution of shares, including advertising, marketing and other promotional activities.  The Plan also allows the Class A and C shares of the Fund to pay for certain shareholder services provided to shareholders or other service providers that have entered into agreements with the Distributor to provide these services.

Under the Plan, the Class A shares of the Fund may incur expenses on an annual basis of up to 0.25% of the ‘Class A shares’ average net assets, and the Class C shares of the Fund may incur expenses on an annual basis of up to 1.00% of the ‘Class C shares’ average net assets.  Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-350-8668 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

Other Classes: In addition to the Class A and C shares offered in this Prospectus, the Funds offer another class of shares, the Class I shares, by a separate prospectus. Class I shares do not pay annual 12b-1 fees.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A and/or Class C shares of the Fund (assuming reinvestment if all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by BBD, LLP, whose report, along with the Fund's financial statements, are included in the Fund's September 30, 2009 annual report, which is available upon request.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the period ended September 30, 2009*
	Class A		Class C
Net Asset Value, Beginning of Period	$ 10.00		$ 10.00
Increase From Operations:
Net investment income (loss) (a)	0.00	(e)	(0.17)
Net gain from securities (both realized and unrealized)	0.74		0.83
Total from operations	0.74		0.66

Distributions to shareholders from:
Net investment income	(0.05)		(0.05)
Net realized gains	-		-
Total distributions	(0.05)		(0.05)

Net Asset Value, End of Period	$ 10.69		$ 10.61

Total Return (b) (d)	7.40%		6.59%

Ratios/Supplemental Data
Net assets, end of period	$ 2,516,713		$ 11
Ratio of expenses to average net assets(c):
before reimbursement	4.11%		4.35%
net of reimbursement	2.00%		2.75%
Ratio of net investment income to average net assets (c)	0.03%		(1.82)%

Portfolio turnover rate(d)	0%		0%

*	Beginning November 11, 2008 (commencement of operations).
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.
(b)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

 Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Annualized.
(d)	Not annualized.
(e)	Less than $.01 per share.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to your name, address, phone number, social security  number; assets, income and date of birth, and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this Prospectus.

OXFORD GLOBAL TOTAL RETURN FUND

Adviser	The Oxford Private Client Group, LLC 125 West Lake Street, Suite 200 Wayzata, Minnesota 55391	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine, LLP 312 Walnut Street, 14th floor Cincinnati, OH 45202
Custodian	Citibank, N.A. One Sansome Street 25th Floor San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137

Additional information about the Fund is included in the Fund's Statement of Additional Information dated February 1 , 2010 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund does not currently have a website.  To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-350-8668.  You may also write to:

Oxford Global Total Return Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-21720

Oxford Global Total Return Fund

CLASS I SHARES (OXGIX)

PROSPECTUS

FEBRUARY 1, 2010

1-877-350-8668

                                        Advised by:

                                        The Oxford Private Client Group, LLC

                                        125 West Lake Street

                                        Suite 200

                                        Wayzata, Minnesota 55391

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Portfolio Manager
PRIOR PERFORMANCE OF OXFORD PRIVATE CLIENT GROUP
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
Other Classes
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY

Investment Objective:  The Fund's investment objective is long term total return and to consistently outperform the performance of the Standard and Poor’s 500 Index with less volatility than the Index.  Total return is comprised of capital appreciation and income.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your broker or other financial professional, and in How to Purchase Shares on page 8 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	None
Maximum Deferred Sales Charge (Load) (as a% of the lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a% of amount redeemed, if applicable)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	3.11%
Total Annual Fund Operating Expenses	3.86%
Fee Waiver (1)	(2.11)%
Total Annual Fund Operating Expenses After Fee Waiver	1.75%

  (1)

The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until November 30, 2011, subject to possible recoupment from the Fund in future years on a rolling three year basis.  This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$178	$984	$1,809	$3,954

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:  The Fund’s adviser seeks to achieve the Fund's investment objective by investing in a combination of (1) equity and (2) fixed-income securities using the adviser's proprietary multi-stage investment process.  The Fund defines equity securities as common and preferred stocks and American depositary receipts ("ADRs") for common and preferred stocks.  The fixed income portion of the Fund’s portfolio may be corporate or government bonds rated Baa3 or higher by Moody’s, or BBB- or higher by S&P, or if not rated, determined by the adviser to be of comparable quality, with an average maturity of three years or less.  Under normal circumstances, at least 40% of the Fund’s assets will be invested in securities issued by companies outside of the United States, and the investments will be made in no less than three foreign companies.

The adviser’s multi-stage investment process is a top-down approach of security selection that identifies the current position of the market cycle relative to the historical returns of certain market indices, then identifies the geographic regions, market capitalizations and sectors that the adviser believes offer the best opportunity for positive investment return.  The first step of the adviser’s process is assessing the current position of the world’s securities markets (defensive, opportunistic or aggressive) and allocating the Fund’s assets between equity securities, fixed-income securities and cash based on this assessment.  The second step in the process is determining which geographic regions are favorable for investment based on the current market.  The third step in the adviser’s selection process is determining which style (categorized by capitalization) of investing is most favorable given the current economic conditions.  The fourth step is determining the appropriate sector weightings for the Fund’s investment portfolio.  The fifth step is to perform individual security analysis using fundamental and technical analysis of the individual securities available for investment.

In general, the adviser buys securities that it believes are undervalued and sells a security if the price target is achieved, if the fundamentals have deteriorated or if, in the opinion of the adviser, the security is no longer attractive for investment purposes. The Fund's adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objective.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

ADR Risks:  While ADRs are traded on U.S. securities exchanges, they may be available through “sponsored” or “unsponsored” facilities.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Equity Market Risks:  Equity markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.

Fixed Income Risks:  When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, prepayment risk.

Foreign Risks:  When the Fund invests in foreign securities the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of the U.S. economy and U.S. companies and may include unfavorable changes in foreign exchange rates.

Issuer-Specific Risks:  The value of a fixed income or equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Management Style Risks:  The adviser’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s investment strategy will produce the desired results.

Portfolio Turnover Risk:  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.

Sector Risks:  When the Fund is invested in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not invested in that sector.  For example, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund's inception. Returns for Class C shares, which are not presented, will vary from the returns for Class A shares.   The performance table compares the performance of Class I shares of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-877-350-8668.

Class I Annual Total Return For Calendar Year Ended December 31, 2009

Figures do not reflect sales charges.  If they did, returns would be lower.

Best Quarter:	3rd Quarter 2009	2.79%
Worst Quarter:	2nd Quarter 2009	1.56%

Performance Table

Average Annual Total Returns

(For period s ended December 31, 2009)

	One Year	Life of Fund (1)
Class I shares
Return before taxes	8.42%	8.22%
Return after taxes on distributions	8.42%	8.22%
Return after taxes on distributions and sale of Fund shares	5.48%	6.99%
Standard & Poor's 500 Index (2)	26.46%	23.97%

(1) The inception date of the Fund is November 11, 2008.

(2) The Standard and Poor's 500 Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies.  Index returns assume reinvestment of dividends. Its performance does not reflect any deduction for fees, management expenses or taxes. An investor cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Investment Adviser:  The Oxford Private Client Group, LLC is the Fund’s investment adviser.

Portfolio Manager:  Bo Beckman is responsible for the day-to-day management of the Fund.  Mr. Beckman has served the Fund in this capacity since it commenced operations in November 2008.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Class I shares of the Fund is $100,000, with no minimum for subsequent investments.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:  The Fund's investment objective is long term total return and to consistently outperform the performance of the Standard and Poor’s 500 Index with less volatility than the Index.  Total return is comprised of capital appreciation and income.  The Fund’s investment objective is a non-fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days written notice to shareholders.

Principal Investment Strategies.  The Fund’s adviser seeks to achieve the Fund's investment objective by investing in a combination of (1) equity and (2) fixed-income securities using the adviser's proprietary multi-stage investment process.  The Fund defines equity securities as common and preferred stocks and ADRs for common and preferred stocks.  The fixed income portion of the Fund’s portfolio may be corporate or government bonds rated Baa3 or higher by Moody’s, or BBB- or higher by S&P, or if not rated, determined by the adviser to be of comparable quality, with an average maturity of three years or less.  Under normal circumstances, at least 40% of the Fund’s assets will be invested in securities issued by companies outside of the United States, and the investments will be made in no less than three foreign companies.  The Fund’s 40% investment policy is a non-fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval upon 60 days written notice to shareholders.

The adviser believes that all markets move through certain cyclical stages.  The adviser’s process is a top-down approach of security selection that identifies the current position of the market cycle relative to the natural progression of a capitalistic market, then identifies the geographic region, market capitalizations and sectors that the adviser believes offer the best opportunity for positive investment return.

The first step of the adviser’s process is assessing the current position of the world’s securities markets.  This analysis helps the adviser pick the proper posture for the portfolio (defensive, opportunistic, aggressive) and the proper asset allocation among types of securities (cash, fixed income or equities).

The second step in the process is determining which geographic regions are favorable for investment based on the current market.  While the Fund will maintain a bias towards large cap domestic stocks, at times foreign securities offer the best opportunity for potential returns. When investing in foreign equities, the Fund will typically invest in (but not limited to) ADRs as opposed to purchasing securities directly in foreign markets.  An ADR is a certificate issued by a bank in the United States representing a certain amount of shares of a foreign company on a foreign exchange.

The third step in the adviser’s selection process is determining which style of investing is most favorable given the current economic conditions.  Investment styles based on capitalization may be are attractive at different times in the economic and market cycle.

The fourth step is determining the appropriate sector weightings for the Fund’s investment portfolio.  The adviser will not allocate substantial portions of the Fund’s assets to any particular sector in the economy.  Rather, the adviser will attempt to overweight slightly in sectors offering the best possibility for appreciation.

The fifth step is to perform actual individual security analysis.  The adviser then performs fundamental and technical analysis of the individual stocks available for investment.  Fundamental analysis involves the evaluation of factors such as sales revenue, retained earnings and profit margins.  Technical analysis involves the evaluation of factors such as price trends and trading volumes.  The adviser will sell a security if the price target is achieved, if the fundamentals have deteriorated or if, in the opinion of the adviser, the security is no longer attractive for investment purposes.

As to the fixed income portion of the Fund’s assets, the Fund may invest in corporate or government bonds rated Baa3 or higher by Moody’s, or BBB- or higher by S&P, or if not rated, determined by the Adviser to be of comparable quality, with an average maturity of three years or less.  At times up to 60% of the Fund’s assets may be invested in income producing securities such as bonds and currency contracts.

Principal Investment Risks:

ADR Risks:  While ADRs are traded on U.S. securities exchanges, they may be available through “sponsored” or “unsponsored” facilities.  In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas in an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Equity Market Risks:  The net asset value of the Fund will fluctuate based on changes in the value of the underlying securities in which the Fund invests.  The Fund invests in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Fixed Income Risks:  When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed-income funds.  In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, prepayment risk and investment-grade securities risk.  These risks could affect the value of a particular investment by a Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign  Risks:  Investments in foreign equity and debt securities could subject the Fund to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations and foreign securities may be more illiquid than domestic securities.

Issuer-Specific Risks:  The value of a fixed income or equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

Management Style Risks:  The share price of the Fund changes daily based on the performance of the securities in which it invests.  The ability of the Fund to meet its investment objective is directly related to the Adviser’s selection process and allocation of the Fund’s assets.  The Adviser’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Portfolio Turnover Risk :  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Sector Risks:  If the Fund is overweighed in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighed in that sector.  For example, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sector ’ s in which the Fund may invest, directly or indirectly, will vary.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information, which may be requested toll free by calling 1-877-350-8668.

MANAGEMENT

Investment Adviser: The Oxford Private Client Group, LLC, located at 125 West Lake Street. Suite 200, Wayzata, Minnesota 55391, serves as investment adviser to the Fund.  Subject to the authority of the Board of Trustees, the adviser is responsible for the overall management of the Fund’s business affairs.  The adviser is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions.  The adviser was established in 2002 and provides investment advice primarily to institutional and high net worth individuals in the equity markets.  As of December 31, 2009, it had $20 million in assets under management.

Pursuant to an investment advisory agreement, the Fund pays the adviser, on a monthly basis, an annual advisory fee of 0.75% of the Fund’s average daily net assets.  The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until November 30, 2011 to ensure that Total Annual Fund Operating Expenses After Fee Waiver (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.75% for Class I shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This expense limitation agreement may be terminated by the Fund's Board of Trustees on 60 days written notice to the adviser.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Fund’s semi-annual shareholder report for the period ending March 31, 2009 .

Portfolio Manager: Bo Beckman is the founder and Senior Portfolio Manager for The Oxford Private Client Group, LLC from 2002 to present.  He is primarily responsible for the day-to-day management of the Fund.  Since 1992, Mr. Beckman has held professional positions in securities disciplines at Merrill Lynch, Wells Fargo, International Bank Corp., and Fisher Investments.  Mr. Beckman attended the US Air Force Academy and the University of Vermont, earning degrees in Economics and Political Philosophy.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

HOW SHARES ARE PRICED

The public offering price and net asset value ("NAV") of each class of Fund shares are determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  A separate NAV is calculated for each share class of the Fund.  The NAV for a class is computed by determining the aggregate market value of all assets of the Fund, allocable to such class, less its liabilities, allocable to such class, divided by the total number of the that class of Fund's shares outstanding ((asset-liabilities)/number of shares=NAV).  The NYSE is closed on weekends and most national holidays.  The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, and distribution fees, which are accrued daily.  The determination of NAV for classes of shares the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser or sub-adviser in accordance with procedures approved by the Board, and evaluated by the Board quarterly as to the reliability of the fair value method used. In these cases, the NAV of each share class of the Fund will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  The Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of shares of the Fund, the adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates NAV for each share class, the adviser or sub-adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each share class's NAV by short-term traders.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value for each share class is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Minimum and Additional Investment Amounts

The minimum initial investment for shares of all Class I account types is $100,000.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  The Fund is intended primarily for clients of the Adviser.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the “Oxford Global Total Return Fund.”  The Fund will not accept payment in cash including cashier’s checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed

All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Purchasing Shares by Mail

You may purchase shares of the Fund by sending a completed application form to the following address by either regular or overnight mail:

Oxford Global Total Return Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Good Order

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

the name of the Fund and Class of shares

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to “The Oxford Global Total Return Fund”

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-350-8668 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-877-350-8668 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-877-350-8668 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Class I Shares

Class I shares are sold without any initial sales charge to the following:

1)

Accounts for which the Adviser or any of its affiliates act as fiduciary, agent, investment adviser or custodian and clients of the Adviser’s affiliates.

2)

Institutional investors (such as qualified retirement plans, wrap fee plans and other programs charging asset-based fees) with a minimum initial investment of $100,000 that have received authorization from the Distributor.

3)

Advisory clients of a registered investment adviser with a fee-based asset management account.

4)

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Adviser.

For these purposes, ‘‘immediate family’’ is defined to include a person’s spouse, parents and children. The initial investment minimum may be waived for persons affiliated with the Adviser and its affiliated entities.

HOW TO REDEEM SHARES

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail

Oxford Global Total Return Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska  68137

1-877-350-8668

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-350-8668.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer (i.e., ACH).  In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind

The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Systematic Withdrawal Plan

If your individual account, IRA or other qualified plan account has a current account value of at least $5,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Fund at 1-877-350-8668.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order

Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

o

you wish to change the bank or brokerage account that you have designated on your account;

o

the proceeds of a requested redemption exceed $100,000;

o

you request that a redemption be mailed to an address other than that on record with the Fund;

o

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

o

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.  The Fund will not make checks payable to any person other than the shareholder(s) of record.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Low Balances

For regular accounts, if at any time your account balance falls below $1,000 and there has been no shareholder activity in the account for the past 12 months, the Fund may notify you that, unless the account is brought up to at least $1,000 or you initiate activity in the account within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income at least annually and net capital gains annually.  The distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend or redemption proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund currently uses several methods to reduce the risk of market timing.  These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”.  If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its adviser will further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.  Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, NE 68137, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-350-8668 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

Other Classes: In addition to the Class I shares offered in this Prospectus, the Funds offer Class A and C shares by a separate prospectus. Class A and C shares pay annual 12b-1 fees of 0.25% and 1.00%, respectively.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class I shares of the Fund (assuming reinvestment if all dividends and distributions).  This information for the Fund has been derived  from the financial statements audited by BBD, LLP whose report, along with the Fund's financial statements, are included in the Fund's September 30, 2009 annual report, which is available upon request.

The table below sets for the financial data for one share of beneficial interest outstanding throughout the period presented.

For the period ended September 30, 2009*
Class I
Net Asset Value, Beginning of Period	$ 10.00
Increase From Operations:
Net investment income (a)	0.09
Net gain from securities (both realized and unrealized)	0.66
Total from operations	0.75

Distributions to shareholders from:
Net investment income	(0.05)
Net realized gains	-
Total distributions	(0.05)

Net Asset Value, End of Period	$ 10.70

Total Return (b) (d)	7.50%

Ratios/Supplemental Data
Net assets, end of period	$ 11
Ratio of expenses to average net assets(c):
before reimbursement	11.78%
net of reimbursement	1.75%
Ratio of net investment income to average net assets (c)	0.98%
Portfolio turnover rate(d)	0%

*	Beginning November 11, 2008 (commencement of operations).
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.
(b)

Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

 Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(c)	Annualized.
(d)	Not annualized

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to your name, address, phone number, social security  number; assets, income and date of birth, and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this Prospectus.

OXFORD GLOBAL TOTAL RETURN FUND

Adviser	The Oxford Private Client Group, LLC 125 West Lake Street, Suite 200 Wayzata, Minnesota 55391	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103	Legal Counsel	Thompson Hine, LLP 312 Walnut Street, 14th floor Cincinnati, OH 45202
Custodian	Citibank, N.A. One Sansome Street 25th Floor San Francisco, CA 94104	Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137

Additional information about the Fund is included in the Fund's Statement of Additional Information dated February 1, 2010 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund does not currently have a website.  To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-350-8668.  You may also write to:

Oxford Global Total Return Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-21720

SIERRA CORE RETIREMENT FUND

                                    CLASS A shares:

                                                SIRAX

                                    CLASS C shares:

                                                SIRCX

                                    CLASS I shares:

                                                SIRIX

                                    CLASS R shares:

                                                SIRRX

PROSPECTUS

FEBRUARY 1, 2010

1-866-738-4363

                                                Advised by:

                                                Wright Fund Management, LLC

                                                3420 Ocean Park Boulevard

                                                Suite 3060

                                                Santa Monica, California  90405

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objectives
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objectives
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Factors to Consider When Choosing a Share Class
Minimum and Additional Investment Amounts
When Order is Processed
Retirement Plans
HOW TO REDEEM SHARES
Redeeming Shares
Redemptions in Kind
When Redemptions are Sent
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

FUND SUMMARY

Investment Objectives:  The Fund’s two investment objectives are to provide long-term total return (the combination of yield and net price gains from the Underlying Funds) and to limit volatility and downside risk.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 17 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load)(as a% of the lower of original purchase price or redemption proceeds)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee (as a% of amount redeemed, if applicable)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	None
Other Expenses	0.25%	0.25%	0.25%	0.25%
Acquired Fund Fees and Expenses (1)	0.77%	0.77%	0.77%	0.77%
Total Annual Fund Operating Expenses	2.52%	3.27%	2.52%	2.27%

(1)  Acquired Fund Fees and Expenses are the average indirect costs of investing in other investment companies (the “underlying funds”).  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

  Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$ 815	$ 1,314	$ 1,838	$ 3,266
Class C	$ 330	$ 1,007	$ 1,707	$ 3,567
Class I	$ 255	$ 785	$ 1,340	$ 2,856
Class R	$ 230	$ 709	$ 1,215	$ 2,605

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 322 % of the average value of its portfolio.

Principal Investment Strategies:  The Sierra Core Retirement Fund is a “fund of funds”.  The Fund's Adviser seeks to achieve the Fund's investment objectives by investing in (1) open-end investment companies (mutual funds), (2) exchange-traded funds (“ETFs”), and (3) closed-end investment companies (collectively "Underlying Funds") using the Adviser's multi-asset diversification strategy.  The Adviser constructs the Fund's broadly-diversified investment portfolio by investing in a wide range of Underlying Funds that invest in various security and investment categories.

Underlying Funds include those that invest in:

•

equity securities (common and preferred stock) of both domestic and foreign companies of various sizes;

•

fixed-income securities of domestic and foreign corporate and government issuers, without restriction as to maturity or credit quality, including "high yield" securities;

•

physical commodities, such as crude oil, copper and wheat, through ETFs that invest in commodity-linked derivatives;

•

currencies and the Dollar Index, and its inverse;

•

funds that rise in value when interest rates rise; and

•

money-market instruments.

The Fund defines high yield securities, also known as "junk bonds," as fixed-income securities rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)), and if unrated, determined by the Adviser to be of comparable quality.

The Adviser's multi-asset diversification strategy employs unusually broad diversification across Asset Classes (investment categories), markets, industries and issuers in an effort to limit downside risk as well as to seek opportunities to enhance return.  The Adviser constructs the Fund's portfolio in the following manner:  First, the Adviser selects Asset Classes that it believes will respond differently to a variety of economic forces.  Second, the Adviser identifies diversified Underlying Funds through which the Fund can participate in each chosen Asset Class.  Third, within many Asset Classes, the Adviser attempts to identify Underlying Funds with managers whose history demonstrates an ability to add positive Alpha (above-peer-group-average total return after adjusting for volatility).  Fourth, the Adviser monitors each Underlying Fund daily, and sells or hedges the Underlying Fund whenever it declines “substantially”, as defined by the Adviser’s proprietary studies of the historic behavior of the Asset Class represented by the Underlying Fund.

The Adviser does not employ a passive, “buy and hold”, strategy.  As part of its integrated risk-management disciplines, the Adviser monitors each Fund holding daily and applies a trailing stop discipline to each Underlying Fund within the Fund’s portfolio, based on the proprietary approach (“Sell disciplines”) which the portfolio managers have used since 1987 with their managed separate accounts, in order to limit the impact on the overall Fund portfolio of any sustained decline in a given Asset Class or Underlying Fund.

The Sell disciplines used by the portfolio managers for the past 22 years are not designed to attempt to buy at lows or to sell at highs, but to participate in a substantial part of any sustained uptrend in a selected Asset Class, as well as to step aside during most of any sustained downtrend.  The Adviser employs a “reactive” approach as distinct from a “predictive” approach.  The Adviser does not consider its approach to be a “trading” style in terms of frequency, and does not expect to average more than two Sell signals per year in each Asset Class.

The overall Asset Allocation of the Fund is not fixed.  It can and does change significantly over time as the Adviser decides to re-allocate portions of the portfolio in response to trend changes in the U.S. and global economy and in various investment markets. The Fund's Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objectives.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

•

Equity Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by those Underlying Funds that invest in U.S. and/or foreign stocks.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

•

Fixed-Income Risk.  When the Fund invests in Underlying Funds that invest in fixed-income securities, the value of your investment in the Fund will fluctuate with changes in interest rates, as well as other factors.  Defaults by fixed income issuers in which the Underlying Funds invest may also harm performance.

•

Foreign Risk.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The net asset value of the Fund will fluctuate based on changes in the value of the foreign securities held by any Underlying Funds that invest in such securities.

•

Emerging Markets Risk.  Underlying Funds may invest in emerging market countries that may have relatively unstable governments, weaker economies, and less-developed legal systems, which do not protect securities holders.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.

•

Commodity-Linked Derivative Risk.  When the Fund invests in commodities through Underlying Funds that invest in commodity-linked derivative instruments the Fund is exposed to risks affecting a particular industry or commodity, such as drought, floods, and adverse regulatory developments.  Commodity-linked derivatives may also have leverage risk, which amplifies the effect of a small movement in commodity prices on the Fund.

•

Management Risk.  The Adviser's dependence on multi-asset diversification and judgments about the attractiveness, value and potential appreciation of particular Asset Classes in which the Fund invests may prove to be incorrect and may not produce the desired results.

•

Portfolio Turnover Risk.  As to the portion of the portfolio invested in ETFs and closed-end investment companies, turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs.  The Fund’s investment style will result in most capital gains within the portfolio being realized as short-term capital gains.

•

Small and Mid-Capitalization Issuer Risk.  Investments in Underlying Funds that own securities of small- and mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.  These companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.

•

Underlying Fund Costs and Risks.  Each Underlying Fund is subject to specific risks, depending on its investments.  Underlying Funds are also subject to investment advisory and other expenses, which will be indirectly borne by the Fund.  As a result, your overall cost of investing in the underlying stocks, bonds and other basic assets, will be higher than the cost of investing directly in them, and may be higher than other mutual funds that invest directly in stocks and bonds.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class R shares of the Fund for each full calendar year since the Fund's inception. Returns for the Class A, Class C and Class I shares, which are not presented, will vary from the returns for Class R shares.  The performance table compares the performance of the share classes of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-866-738-4363 or visiting www.SierraCoreFund.com.

Class R Annual Total Return For Calendar Years Ended December 31

Best Quarter:	2nd Quarter 2009	20.12%
Worst Quarter:	3rd Quarter 2008	(3.52)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2009)

	One Year	Life of Fund (1)
Class R shares
Return before taxes	30.81%	12.66%
Return after taxes on distributions	26.75%	10.66%
Return after taxes on distributions and sale of Fund shares	19.97%	9.66%
Class A shares
Return before taxes with sales load	23.02%	9.28%
Class I shares
Return before taxes	30.45%	12.43%
Standard & Poor's 500 Index (2)	26.46%	(11.46)%

(1) The inception date of the Fund’s Class A, I and R shares is December 24, 2007. Class C shares have not commenced operations as of the date of this prospectus.

(2) The Standard and Poor's 500 Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies.  Index returns assume reinvestment of dividends. Its performance does not reflect any deduction for fees, management expenses or taxes. An investor cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs).

Investment Adviser:  Wright Fund Management, LLC is the Fund’s investment Adviser.

Investment Adviser Portfolio Managers:  David C. Wright, JD and Kenneth L. Sleeper, MBA, PhD are each co-portfolio managers.  Both portfolio managers have served the Fund in their respective capacity since it commenced operations in December 2007.  Both portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:  The minimum initial investment in the Class A, Class C and Class I shares is $10,000 and the minimum subsequent investment is $1,000.  The minimum initial investment in the Class R is $100,000 and the minimum subsequent investment is $1,000. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Class A, Class C or Class I shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:  The Fund’s investment objectives are to provide long-term total return (the combination of yield and net price gains from the Underlying Funds) and to limit volatility and downside risk.  Total return is composed of income and capital appreciation.  The Fund’s investment objectives are not a fundamental policy, and may be changed by the Board of Trustees without shareholder approval upon 60 days written notice.

Principal Investment Strategies:  The Fund's Adviser seeks to achieve the Fund's investment objectives by investing primarily in (1) open-end investment companies (mutual funds), (2) exchange-traded funds (“ETFs”), and (3) closed-end investment companies, using the Adviser's multi-asset diversification strategy.  The Adviser maintains and updates a broadly diversified investment portfolio for the Fund by investing in a range of Underlying Funds that invest in various security and investment categories.  Underlying Funds include those that invest in:

•

equity securities (common and preferred stock) of both domestic and foreign companies of various sizes;

•

fixed-income securities of domestic and foreign corporate and government issuers, without restriction as to maturity or credit quality, including "high yield" securities;

•

physical commodities, such as crude oil, copper and wheat, through ETFs that invest in commodity-linked derivatives;

•

currencies and the Dollar Index, and its inverse;

•

funds that rise in value when interest rates rise; and

•

money-market instruments.

The Fund defines high yield securities, also known as "junk bonds," as fixed-income securities rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)), and if unrated, determined by the Adviser to be of comparable quality.

For all Asset Classes (and subclasses) in which the Fund invests, the Adviser analyzes performance correlation of the Underlying Fund to benchmarks, standard deviation, historic total return, sensitivity to the economic cycle, fundamental valuation and other factors in order to decide how much of a given Asset Class to include in the Fund’s investment portfolio from time to time.  The Adviser will choose Underlying Funds based on the likely contributions to future total return and to diversification of risk within the overall Fund portfolio.  The performance of the Underlying Funds, in terms of total return, price volatility and diversification for the Fund is monitored by the Adviser on a daily basis, and when an Underlying Fund declines more than a normal fluctuation (as determined by the Adviser’s criteria) or no longer meets the Adviser's investment criteria, it may be sold and new Underlying Funds may be purchased.

The Adviser purchases unaffiliated no-load mutual funds, load funds on a load-waived basis and institutional mutual funds.  The Adviser derives no income or commissions from any Underlying Funds.  The Adviser selects Underlying Funds within each Asset Class (investment category) based on analysis of the historical behavior of that Asset Class and whether the managers of the Underlying Funds have a history of adding value, as compared to their peer groups.

Adviser's Multi-Asset Investment Strategy

The Adviser seeks diversification across markets, industries and issuers in an effort to limit downside risk.  As such, the Adviser believes the Fund is suitable as a long-term substantial holding for retirees and investors planning for retirement.  For each portion of the portfolio, the Adviser attempts to identify low volatility Underlying Funds that provide positive returns, consistent with its objective of limiting downside risk.  The Fund is actively managed, and the portfolio turnover rate is expected to be high and that will impact the income tax consequences for taxable accounts such as living trusts, individual accounts and joint accounts.

Risk-Management Strategies:

The Adviser applies an integrated set of risk-management disciplines with the goal of limiting the impact of downside risk of the Fund's portfolio in the following manner:  First, the Adviser constructs (and from time to time modifies) the portfolio with a view to Asset Class diversification, in the sense that the Adviser uses Asset Classes that respond to a variety of underlying driving forces, ranging from economic shifts to investor mood; and with a view to the historic average total return and volatility of the individual Asset Classes.  Second, the Adviser uses well-diversified Underlying Funds to participate in each chosen Asset Class – and in some cases, Underlying Funds that diversify among two or more Asset Classes.  Third, within most Asset Classes, the Adviser attempts to identify Underlying Fund managers whose history demonstrates an ability to add positive Alpha – incremental total return in excess of incremental risk.  Fourth, the Adviser monitors each Underlying Fund daily, and the Adviser reacts with a long-tested methodology to sell or hedge the Underlying Fund whenever it declines “substantially”, as defined by the Adviser’s studies of the historic behavior of that Asset Class.

The Adviser monitors, on a daily basis, the price trend of each Underlying Fund.  When the value of an Underlying Fund declines in an amount determined to be in excess of a normal fluctuation for that Asset Class, the Adviser will move the assets from the Underlying Fund temporarily into a money-market fund or other temporary defensive investment.  The Adviser's sell disciplines are intended to protect the Fund from any continuation of a downward trend in an Underlying Fund and Asset Class, but are not based on any attempt to predict the future value or trend of an Underlying Fund.

The amount of price fluctuation in an Underlying Fund that the Adviser will tolerate depends upon the historic volatility of the Asset Class in which the Underlying Fund invests.  For example, the Adviser will tolerate much larger price swings and price volatility in an equity Underlying Fund than in a fixed-income Underlying Fund.

When the value of an Underlying Fund stabilizes, the Adviser will move the assets from the money market or other temporary defensive investment back into the original Underlying Fund, unless in the interim the Adviser has identified a more attractive Underlying Fund.

From time to time, the Adviser may sell an Underlying Fund in order to purchase a new Underlying Fund in the same Asset Class or to revise the asset allocation mix among Asset Classes.

Principal Investment Risks:

•

Equity Risk.  The net asset value of the Fund will fluctuate based on changes in the value of the Underlying Funds in which the Fund invests.  The Fund will invest in some Underlying Funds that invest in equity securities, which are more volatile and carry more risk than some other forms of investment.  The price of equity securities may rise or fall because of fluctuations in the economy, specific industries and investor sentiment.  Stock prices in general will periodically decline over short and even extended periods of time.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or a decline in earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates or investor attitudes, among other factors.

•

Fixed Income Risks.  When the Fund invests in fixed income Underlying Funds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of the Underlying Funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors impacting fixed income securities include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk and prepayment risk.  These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  In addition, some of the Underlying Funds in which the Fund will invest from time to time invest in what are sometimes referred to as "high yield" or "junk" bonds.  Such securities are considered speculative investments that carry greater risk of default and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Foreign Risk.  The Fund will make frequent use of Underlying Funds that invest in foreign securities in order to seek diversification.  Investments in Underlying Funds that invest in foreign equity and debt securities could subject the Fund to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. securities.  The values of foreign securities are also affected by the value of the local currency relative to the U.S. dollar.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.  The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations and foreign securities may be more illiquid that domestic securities.

•

Emerging Markets Risk.  Some of the Underlying Funds invest in securities of issuers located in emerging countries.  Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Companies in emerging markets are often smaller, less seasoned and more recently organized than many U.S. companies.  Emerging market countries may have less-developed legal systems, which may not protect securities holders.

•

Commodity-Linked Derivative Risk.  The Fund may seek exposure to the commodity markets through Underlying Funds which invest in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodities futures contracts or the performance of commodity indices.  These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.  The value of a commodity-linked derivative generally is based upon the price movements of a physical commodity.  The Fund’s occasional and partial allocations to the commodities markets may subject the Fund to greater volatility for those positions than investments in traditional securities.  The value of commodity-linked derivative instruments, commodity based exchange traded trusts and commodity based ETFs may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments, and investor sentiment.

•

Management Risk.  The share price of the Fund changes daily based on the performance of the Underlying Funds in which it invests.  The ability of the Fund to meet its investment objective is directly related to the Adviser's ability to identify Underlying Funds that have the potential to achieve positive total return, and to create diversity within the total portfolio of the Fund.  The Adviser's dependence on multi-asset diversification and judgments about the attractiveness, value and potential appreciation of particular Asset Classes in which the Fund invests may prove to be incorrect and may not produce the desired results.  There is no guarantee that the Adviser's investment strategy with respect to Asset Classes or Underlying Funds will produce positive long-term results.

•

Portfolio Turnover Risk.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains.  Portfolio turnover refers to the rate at which the Underlying Funds held by the Fund are bought and sold.  The higher the rate, the higher the transactional and brokerage costs associated with turnover, which may reduce the Fund’s returns, unless the securities traded can be bought and sold without significant transaction or commission costs or redemption fees.  Because the Fund will seldom hold an Underlying Fund for 12 months or more, investors who own the Fund in taxable accounts will be subject to federal income tax at short-term rates.

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Small and Mid-Capitalization Issuer Risk.  Investments in Underlying Funds that own securities of small- and mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small and mid-cap companies may have returns that can vary, occasionally significantly, from the market in general.

•

Underlying Fund Risk.  Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs, mutual funds and closed-end funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Underlying Fund is subject to specific risks, depending on its investments.  ETFs and closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange.  Their shares may trade at a discount or a premium in market price if there is a limited market in such shares and are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETFs and closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Each Underlying Fund is subject to specific risks, depending on the nature of its investment objective and strategies, including liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed-income securities, real estate investments, and commodities.  The index-tracking ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF's ability to track its applicable indices.

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities and money-market instruments.  These short-term debt securities and money market instruments include: shares of money-market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  When the Fund is partly or fully in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

MANAGEMENT

Investment Adviser:  Wright Fund Management, LLC, located at 3420 Ocean Park Boulevard, Suite 3060, Santa Monica, California 90405, serves as investment Adviser to the Fund.  Subject to the authority of the Board of Trustees, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions.  The Adviser was established in 2007.  As of January 1, 2010, the Adviser and its affiliated advisory firms had total assets under management of approximately $654.2 million.

For the fiscal year ended September 30, 2009 the Adviser received an annual advisory fee equal to 1.25% of the Fund's average daily net assets, plus a recoupment of approximately $ 25,284 for advisory fees waived for prior periods under its expense cap agreement.  A discussion regarding the basis for the Board of Trustees’ renewal of the advisory agreement is available in the Fund's semi-annual shareholder report dated September 30, 2009.

The Adviser has contractually agreed to waive all or part of its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until February 28, 2011, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) of the Fund do not exceed specified limits.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or recouped. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and thereby increase its net performance to shareholders.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings.

Investment Adviser Portfolio Managers:  David C. Wright, JD, and Kenneth L. Sleeper, MBA, PhD are jointly and primarily responsible for the day-to-day management of the Fund and have been managing the Fund since its inception.

Mr. Wright and Dr. Sleeper have been the principals of two affiliated Registered Investment Advisory firms – Sierra and Ocean Park (see below) – for more than twenty years, specializing in developing and implementing managed-risk, low-volatility portfolio management disciplines for separate accounts for clients who are primarily retirees and other conservative investors, currently managing in excess of $ 654.2 million in such separate accounts.

David C. Wright

Mr. Wright has been a 50% beneficial owner and the Managing Principal of the Adviser since its formation in 2007.  He and trusts formed by him own 50% of the profit interest of the Adviser.  He has been President, Director and 50% shareholder of Sierra Investment Management Inc. (“Sierra”), an affiliate of the Adviser, since 1992 and was a general partner of Sierra’s predecessor since its formation in 1987.  Mr. Wright has also been the President, Director and 50% shareholder of Ocean Park Asset Management, Inc. (“Ocean Park”), another affiliate of the Adviser, since its formation in 1988.

From 1982 to early 1985, Mr. Wright developed several market-timing technical studies.  Mr. Wright served as director of Technical Research at Bateman Eichler, Hill Richards, Inc., a large brokerage/investment banking firm headquartered in Los Angeles, California from 1985 through September 1987.  Mr. Wright has also written and spoken on a wide range of investment topics for both public and professional audiences.  He served on the Board of Directors of the Los Angeles Chapter of the American Association of Individual Investors from 1983 to 2007.

Kenneth L. Sleeper

Dr. Sleeper has been a 50% beneficial owner of the Adviser since its formation in 2007. He and trusts formed by him own 50% of the profit interest of the Adviser.  He has been the Senior Vice President, a Director and 50% shareholder of Sierra since 1992 and was a general partner in its predecessor since its formation in 1987; and the Senior Vice President, a Director and 50% shareholder of Ocean Park and its predecessor since its formation in 1988.

The Fund's Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

Prior Performance Information

Mr. Wright and Dr. Sleeper are jointly responsible for managing separate accounts for clients of Sierra and Ocean Park, a portion of which are invested in Sierra’s “Balanced Program” and Ocean Park’s substantially identical Balanced Program.  Mr. Wright and Dr. Sleeper have full discretionary authority over the selection of investments for those Balanced Program accounts, and use substantially the same goals and style of investment management in managing the Fund.  The Fund has substantially the same investment objectives, policies and strategies as the Balanced Program accounts.

The information for the Balanced Program accounts is provided to show the past performance of those accounts as measured against the specified benchmark and index.  The performance of the Balanced Program accounts does not represent the historical performance of the Fund, and should not be considered indicative of future performance of the Balanced Program accounts or the Fund.  Future results will differ from past results because of differences in future behavior of the various investment markets, account expenses and the timing of purchases and sales, among other things.  In addition, the Balanced Program accounts are not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940, as amended and the Internal Revenue Code, which, if applicable, might have adversely affected the performance of the Balanced Program accounts during the periods shown.

Performance of the Fund during future periods will definitely vary.  Some months and some quarters will result in negative performance; indeed, some future years may have negative performance.

The Adviser provided the information shown below and calculated the performance information as to the Balanced Program accounts.  The Balanced Program accounts' returns shown include realized and unrealized gains plus income, including accrued income.  These returns have been adjusted to reflect the estimated expenses of the Class I shares of the Fund, including 12b-1 fee, in place of the fees charged for the Balanced Program separate accounts.  Adjusted performance information of the Class R shares of the Fund, which do not bear a 12b-1 fee, would reflect a slightly higher annual return. The performance is shown both gross and net of the maximum sales load of 5.75%, which is the maximum sales load for Class A shares of the Fund and the original estimated operating expenses of the Fund of 1.68% (excluding the expenses incurred within Underlying Funds) for Class A shares of the Fund.  Results include the reinvestment of dividends and capital gains.  Returns from cash and cash equivalents in the Balanced Program accounts are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.  The Balanced Program accounts were valued on a daily basis.

Sierra and Ocean Park Balanced Program Accounts

Average Annual Total Returns

For the periods ended December 31, 2009

	1 Year	5 Years	10 Years
Balanced Program Accounts (including estimated expenses and sales load)[1]	23.17%	5.52%	7.55%
Balanced Program Accounts (including estimated expenses, but excluding sales load) [1]	30.68%	6.78%	8.19%
Morningstar World Allocation average[2]	24.90%	3.98%	4.01%
Standard & Poor's 500 Index[3]	26.49%	0.34%	(1.03)%
Sierra Core Retirement Fund, Class R shares	30.81%	Not Applicable	Not Applicable

1 As of December 31, 2009, the Balanced Program accounts totaled $137.2 million.

2 The Morningstar World Allocation average is the average performance, published by Morningstar, of mutual funds that Morningstar categorizes in its World Allocation group, as published by Morningstar at the end of each calendar quarter, and thus includes funds that have subsequently merged, changed categories or liquidated.

3 The Standard and Poor's 500 Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies and is considered to be representative of the U.S. equity market.  Unlike a mutual fund, the S&P 500 also does not reflect any trading costs or management fees, and one cannot invest in it directly.

HOW SHARES ARE PRICED

The public offering price and Net Asset Value ("NAV") of Fund shares are determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of the Fund's shares outstanding.  ((Asset minus liabilities)/number of shares=NAV).  The NYSE is closed on weekends and most national holidays.  The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, and distribution fees, which are accrued daily.  The determination of NAV of the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser or sub-Adviser in accordance with procedures approved by the Board, and evaluated by the Board quarterly as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  Although not part of the Adviser’s principal investment strategy, since the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of the Fund, the Adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser or sub-Adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act (mutual funds), the Fund’s net asset value is calculated based upon the net asset values of the mutual funds in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes four classes of shares offered by the Fund: Class A, Class C, Class I and Class R.  The Fund offers these four classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments within the Fund.  The Fund reserves the right to waive sales charges.

Class A Shares:  Class A shares are offered at their public offering price, which is NAV plus the applicable sales charge and is subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class A shares.  The minimum initial investment in the Class A shares is $10,000 and the minimum subsequent investment is $1,000.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges apply to your purchases of Class A shares of each Fund:

Amount Invested	Sales Charge as a% of Offering Price	Sales Charge as a% of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.50%
$50,000 to $99,999	4.75%	4.99%	4.50%
$100,000 to $249,999	3.75%	3.90%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	None	None	None

The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows:  1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, and 0.25% on amounts over $5 million.  The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a Contingent Deferred Sales Charge (“CDSC”) on shares redeemed within the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.  Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 18 months or more are not subject to the CDSC.

You may be able to buy Class A shares without a sales charge when you are:

•

Current and retired directors and officers of the Fund, their families (e.g., spouse, children, mother or father) and any purchases referred through the Adviser.

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Employees of the Adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the Adviser (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

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Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Adviser.

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Clients of registered investment advisors that have entered into arrangements with the Adviser providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee, including third party administrators.

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Institutional investors (which may include bank trust departments and registered investment advisors).

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Any accounts established on behalf of registered investment Advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Adviser.

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Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account.  A minimum initial investment of $1 million in the Fund is required.  The Adviser, in its sole discretion, may waive these minimum dollar requirements.

Right of Accumulation:  For the purposes of determining the applicable reduced sales charge on the Class A shares, the right of accumulation allows you to include prior purchases of Fund shares as part of your current investment as well as reinvested dividends.  To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s distributor, Northern Lights Distributors, LLC, at the time of your purchase.  You will need to give the distributor your account numbers.  Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility.  If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent:  The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its Class A shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include the cost of shares of the Fund that were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent.  You may combine purchases by family members (limited to spouse and children, under the age of 21, living in the same household).  You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information.  Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares:  Class C shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.  The minimum initial investment in the Class C shares is $10,000 and the minimum subsequent investment is $1,000.

Class I Shares:  Class I shares of the Fund are sold at NAV without an initial sales charge and are subject to 12b-1 distribution fees of up to 0.25% of the average daily net assets of Class I shares.  This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares require a minimum initial investment of $10,000.

Class R Shares:  Class R shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class C and Class I shares.  Class R shares require a minimum initial investment of $100,000.  Registered Investment Advisors and broker/dealer firms that have omnibus accounts with the Fund may achieve the required initial minimum by aggregating an initial purchase on behalf of multiple clients.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses section for the Fund in this Prospectus.  You also may wish to consult with your financial Adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

Regular/Express/Overnight Mail
Sierra Core Retirement Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-800-738-4363 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Transactions through www.SierraCoreFund.com:  You may purchase the Fund's shares and redeem the Fund's shares through the Fund's website www.SierraCoreFund.com.  To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user's agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. The Fund imposes a limit of $100,000 on purchase and redemption transactions through the website.  Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the Fund and its service providers have established certain security procedures, the Fund, its distributor and its transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the web site is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither the Fund nor its transfer agent, distributor nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Investment Plan:  You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the Fund at 1-866-738-4363 for more information about the Fund’s Automatic Investment Plan.

Minimum and Additional Investment Amounts:  You can open an account with a minimum initial investment of $10,000 in Class A, Class C or Class I shares of the Fund and make additional investments to the account at any time with as little as $1,000.  Class R shares require a minimum initial investment of $100,000 and subsequent investment of at least $1,000.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive any investment minimum.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to “Sierra Core Retirement Fund”.  The Fund will accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

 the name of the Fund and share class

•

 the dollar amount of shares to be purchased

•

 a completed purchase application or investment stub

check payable to the "Sierra Core Retirement Fund"

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-866-738-4363 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail
Sierra Core Retirement Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-866-738-4363.  The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions through www.SierraCoreFund.com:  You may redeem your shares through the Fund’s website www.sierracorefund.com.  Shares from a tax sheltered retirement account cannot be redeemed through the Fund's website.  For complete information regarding Internet transactions, please see the section above entitled "Transactions Through www.SierraCoreFund.com."

Automatic Withdrawal Plan:  If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Fund at 1-866-738-4363 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $ 5, 000, the Fund may notify you that, unless the account is brought up to at least $ 10,000 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $ 5,000 due to a decline in NAV.  The Fund will not charge any redemption fee on involuntary redemptions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability,  unless you are a tax-exempt investor or your investment is in a qualified retirement account such as an IRA or a 401(k).  When you redeem your shares in a taxable account, you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December.  All such distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Because the Fund is actively managed and may realize taxable net short-term capital gains by selling shares of an Underlying Fund with unrealized portfolio appreciation or an individual security in its portfolio, investing in the Fund rather than directly in the Underlying Funds may result in increased tax liability to you since the Fund must distribute its gains in accordance with certain rules under the Internal Revenue Code.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund currently uses several methods to reduce the risk of market timing.  These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy”.  If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its Adviser will further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.  Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The Adviser may also bar an investor who has violated these policies (and the investor's financial Adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

DISTRIBUTION OF SHARES

Distributor:  Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution Fees:  The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Class A and Class I shares, and 1.00% of the Fund's average daily net assets attributable to Class C shares.

The Fund’s distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by FINRA due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-866-738-4363 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by BBD, LLP, whose report, along with the Fund's financial statements, are included in the Fund's September 30, 2009 annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A		Class I		Class R

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2009	2008 (1)	2009	2008 (1)	2009	2008 (1)
Net asset value, beginning of period	$ 19.20	$ 20.00	$ 19.21	$ 20.00	$ 19.20	$ 20.00

Activity from investment operations:
Net investment income (loss) (2)	0.81	(0.04)	0.76	0.17	0.47	0.20
Net realized and unrealized
gain (loss) on investments	4.64		(0.76)		4.67		(0.90)		5.01		(0.81)
Total from investment operations	5.45		(0.80)		5.43		(0.73)		5.48		(0.61)

Less distributions from:
Net investment income	(0.39)		-		(0.39)		(0.06)		(0.49)		(0.19)
Net realized gains	-		-		-		-		-		-
Total distributions	(0.39)		-		(0.39)		(0.06)		(0.49)		(0.19)

Net asset value, end of period	$ 24.26		$ 19.20		$ 24.25		$ 19.21		$ 24.19		$ 19.20

Total return (3)	28.73%		(4.00)%	(9)	28.54%		(3.67)%	(9)	28.91%		(3.08)%	(9)

Net assets, at end of period	$6,764,768		$ 19		$37,134,092		$ 87,355		$163,702,984		$120,043,256

Ratio of gross expenses to average
net assets (4)(7)	1.70%		1.79%	(6)	1.70%		1.79%	(6)	1.48%		1.54%	(6)
Ratio of net expenses to average
net assets (7)	1.75%	(5)	1.75%	(6)	1.75%	(5)	1.75%	(6)	1.50%	(5)	1.50%	(6)
Ratio of net investment income
to average net assets (8)	3.46%		1.14%	(6)	3.24%		1.14%	(6)	2.29%		1.27%	(6)

Portfolio Turnover Rate	322%		488%	(9)	322%		488%	(9)	322%		488%	(9)

(1)

The Sierra Core Retirement Fund commenced operations on December 24, 2007.

(2)

Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)

Total returns shown exclude the effect of applicable sales charges and redemption fees.

(4)

Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and/or Administrator.

(5)

Represents the ratio of expenses to average net assets inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(6)

Annualized.

(7)

Does not include the expenses of other investment companies in which the Fund invests.

(8)

Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)

Not annualized.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this Prospectus

SIERRA CORE RETIREMENT FUND

Adviser	Wright Fund Management, LLC 3420 Ocean Park Boulevard Santa Monica, CA 90405	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Custodian	First National Bank of Omaha 1620 Dodge Street Omaha, NE 68197	Legal Counsel	Thompson Hine, LLP 312 Walnut Street, 14th floor Cincinnati, OH 45202
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137	Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103

Additional information about the Fund is included in the Fund's Statement of Additional Information dated February 1, 2010 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-866-738-4363 or visit www.sierracorefund.com.  You may also write to:

Sierra Core Retirement Fund

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-21720

SouthernSun Small Cap Fund

Investor Shares:  SSSFX

Institutional Shares: SSSIX

PROSPECTUS

FEBRUARY 1, 2010

1-866-672-3863

www.SouthernSunFunds.com

                                        Advised by:

                                        SouthernSun Asset Management, Inc.

                                        6000 Poplar Avenue, Suite 220

                                        Memphis, TN 38119

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTM ENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Manager
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Purchasing Shares
Minimum and Additional Investment Amounts
When Order is Processed
Retirement Plans
HOW TO REDEEM SHARES
Redeeming Shares
Redemptions in Kind
When Redemptions are Sent
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy and Practices

FUND SUMMARY

Investment Objective: The Fund’s investment objective is to provide long-term capital appreciation.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a% of the lower of original purchase price or redemption proceeds)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed, on shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.43%	0.43%
Acquired Fund Fees and Expenses (1)	0.02%	0.02%
Total Annual Fund Operating Expenses	1.55%	1.30%
Fee Waiver (2)	(0.03) %	(0.03) %
Total Annual Fund Operating Expenses After Fee Waiver	1.52%	1.27%

(1) The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratios in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by a Fund, not the indirect costs of investing in other investment companies (“Acquired Funds”).

(2) [The Fund's adviser has contractually agreed to waive its management fees and/or to make reimbursement payments to limit the Fund’s expenses, other than extraordinary, non-recurring or Acquired Fund Fees and Expenses, at least until January 31, 20 11, subject to possible recoupment from the Fund in future years on a rolling three year basis.  This agreement may be terminated by the Fund's Board of Trustees upon 60 days written notice to the adviser.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Y ears
Investor Shares	$ 155	$ 487	$ 842	$ 1,843
Institutional Shares	$ 129	$ 409	$ 710	$ 1,565

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies: The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks of smaller capitalization (“small cap”) U.S. companies that the portfolio manager selects using a research-driven, value-oriented investment strategy.  The Fund defines small cap securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2000® Index during the most recent 12 month period (based on month-end data).  Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in small cap securities.

The Fund’s portfolio will invest in 20-40 companies the adviser believes are niche dominant, attractively-valued with financial flexibility and uniquely-fitted management teams.  When selecting companies for investment, the portfolio manager seeks opportunities that it believes have the following characteristics:

•

Financial Strength: The adviser prefers companies that have strong internally generated discretionary cash flow, excess working capital and organic revenue growth.

•

Management Capability: The adviser prefers management teams with measurable, transparent goals that are held accountable for performance.  This applies to all levels of management from the CEO and CFO to the plant/facilities manager.

•

Niche Dominance:  The adviser prefers companies that it believes exhibit competitive advantages through superior products, process controls and technologies.

The Fund generally seeks to buy and hold stocks for the long-term, but will sell holdings that the portfolio manager believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that may contribute to relative under performance.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

o

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

o

Liquidity Risk.  Some small cap securities may have few market-makers and low trading volume, which tends to increase transaction costs and may make it difficult for the Fund to dispose of a small cap security at all or at a price which represents current or fair market value.

o

Non-Diversification Risk.  The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

o

Small Company Risk.  Stocks of small capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

o

Stock Market Risk.  Stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

o

Value Investing Risk.  Because the Fund's adviser uses a value-oriented approach, there is a risk that the market will not recognize a stock’s intrinsic value for an unexpectedly long time, or that the portfolio manager’s calculation of the underlying value will not be reflected in the market price.

Suitability

The Fund may be a suitable investment for:

•

Long-term investors seeking a value investment strategy

•

Investors willing to accept price fluctuations in their investments

•

Investors willing to accept risks associated with more aggressive equity investments

The Fund may not be appropriate for:

•

Investors pursuing shorter-term investment goals

•

Investors who need regular income

Performance Information: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Investor Class shares for each full calendar year since the Fund’s inception.   Returns for Institutional Class shares, which are not presented, will vary from the returns for Investor Class shares.   The performance table compares the performance of the Fund’s Investor Class shares over time to the performance of a broad-based market index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-866-672-3863.

Performance Bar Chart For Calendar Years Ended December 31,

Best Quarter:	June 30, 2009	31.94%
Worst Quarter:	December 31, 2008	(26.39)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2009)

Investor Class shares	One Year	Five Years	Since Inception(1)
Return before taxes	32.21%	0.93%	6.57%
Return after taxes on distributions	32.21%	0.61%	6.27%
Return after taxes on distributions and sale of Fund shares	20.94%	0.79%	5.69%
Russell 2000® Index(2)	27.17%	0.51%	5.41%

(1) The inception date of the Fund’s Investor Class shares is October 1, 2003. The Fund’s Institutional Class shares does not have a full calendar year of operations as of the date of this prospectus.

(2) The Russell 2000® Index is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index, but may be able to invest in exchange traded funds or other securities that attempt to track the index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).   A fter tax returns for Institutional Class shares, which are not presented, will vary from Investor Class shares.

Investment Adviser:  SouthernSun Asset Management, Inc., is the Fund’s investment adviser.

Investment Adviser Portfolio Manager:  Michael W. Cook, Sr., Chief Executive Officer and Chief Investment Officer, is the Fund's portfolio manager.  He has served the Fund in this capacity since it commenced operations in October 2003.  Mr. Cook is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:  For Investor Class shares, the minimum initial investment for all accounts (including IRAs) is $1,000 and the minimum subsequent investment is $250 ($25 for automatic investment plans). For Institutional Class shares, the minimum initial investment amount for all accounts (including IRAs) is $1,000,000. There is no minimum for subsequent investments.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective: The Fund’s investment objective is to provide long-term capital appreciation.  The Fund’s investment objective is not a fundamental policy, and may be changed by the Board of Trustees without shareholder approval upon 60 days written notice.

Principal Investment Strategies: The Fund's adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks of smaller capitalization (“small cap”) U.S. companies that the portfolio manager selects using a research-driven, value-oriented investment strategy.  The Fund defines small cap securities to include securities of issuers with a market capitalization at the time of purchase within the capitalization range of companies in the Russell 2000® Index during the most recent 12 month period (based on month-end data).  This capitalization range will change over time.  As of December 31, 2009 the range of this index was $ 13 million to $ 5 billion. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in small cap securities.  This 80% investment policy can be changed without shareholder approval; however, shareholders will be given at least 60 days notice prior to any such change.

The Fund’s portfolio will invest in 20-40 companies the adviser believes are niche dominant, attractively-valued with financial flexibility and uniquely-fitted management teams.  When selecting companies for investment, the portfolio manager seeks opportunities that it believes have the following characteristics:

•

Financial Strength: The adviser prefers companies that have strong internally generated discretionary cash flow, excess working capital and organic revenue growth.

•

Management Capability: The adviser prefers management teams with measurable, transparent goals that are held accountable for performance.  This applies to all levels of management from the CEO and CFO to the plant/facilities manager.

•

Niche Dominance:  The adviser prefers companies that it believes exhibit competitive advantages through superior products, process controls and technologies.

The Fund generally seeks to buy and hold stocks for the long-term, but will sell holdings that the portfolio manager believes have exceeded their intrinsic market value, become too large a position, experienced a change in fundamentals or are subject to other factors that may contribute to relative under performance.  The Fund generally seeks to hold positions in companies as they increase in market capitalization as long as the portfolio manager considers the company to remain an attractive investment with capital appreciation potential.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Investment Risks:

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller sized issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Liquidity Risk.  The smaller company stocks purchased and held by the Fund tend to trade in markets that are less liquid than markets for larger company stocks.  Therefore, the sale of stocks held by the Fund often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.  The Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities may offer a higher yield or greater potential for capital appreciation than securities that are more readily marketable, but they may not always be marketable on advantageous terms, if at all.  A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the portfolio manager determines that an adequate investment trading market exists for that security.  However, there can be no assurance that a market will exist for any illiquid security at a particular time.

Non-Diversification Risk.  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Small Company Risk.  Stocks of small capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies.  Often smaller capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

Stock Market Risk.  Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will under perform either the securities markets generally or particular segments of the securities markets.

Value Investing Risk.  Because the Fund's adviser uses a value-oriented approach, there is a risk that the market will not recognize a stock’s intrinsic value for an unexpectedly long time, or that the portfolio manager’s calculation of the underlying value will not be reflected in the market price.  The portfolio manager’s calculation of a stock’s intrinsic value involves estimates of future cash flow, which may prove to be incorrect, and therefore, result in sales of the stock at prices lower than the Fund’s original purchase price.

Suitability

The Fund may be a suitable investment for:

•

Long-term investors seeking a value investment strategy

•

Investors willing to accept price fluctuations in their investments

•

Investors willing to accept risks associated with more aggressive equity investments

The Fund may not be appropriate for:

•

Investors pursuing shorter-term investment goals

•

Investors who need regular income

Temporary Investments:  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.   The Fund will post a complete list of its portfolio holdings as of the last day of each fiscal quarter or semi-annual period within 60 days following the end such period on its website at www.SouthernSunFunds.com.  The Fund’s portfolio holdings will remain available on its website at least until the next quarterly update.  Shareholders may request portfolio holdings schedules at no charge by calling 1-866-672-3863.

MANAGEMENT

Investment Adviser: SouthernSun Asset Management, Inc., located at 6000 Poplar Avenue, Suite 220, Memphis, TN 38119, serves as the Fund’s adviser.  It served as the sub-adviser for the Fund prior to the Fund's reorganization on November 6, 2008 from a series of New River Funds, a Delaware statutory trust (the "Predecessor Fund"). The Predecessor Fund commenced operations on October 1, 2003.  The adviser is a registered investment advisory firm that has been in business since 1989.  As of January 1, 2010, the firm had $ 1.3 billion of assets under management in private accounts. The adviser has overall supervisory responsibility for the general management and investment of the Fund and its securities portfolio.  Subject to review and approval by the Board of Trustees of the Trust, the adviser sets the Fund’s overall investment strategies and evaluates and manages the Fund’s assets.

The Fund pays a management fee to the adviser equal to 0.85% of its average daily net assets.  For the fiscal year ended September 30, 2009, the Fund paid the adviser net fees, after waivers, equal to 0.82% of its average daily net assets. The adviser has contractually agreed to waive its management fees and/or to make payments to limit the Fund’s expenses, other than extraordinary, non-recurring or acquired fund fees and expenses, at least until January 31, 20 11, so that the total annual operating expenses of the Fund’s Investor Class and Institutional Class shares will not exceed 1.50% and 1.25%, respectively, of average daily net assets.  Waivers and expense payments may be recouped by the adviser from the Fund to the extent that overall expenses fall below the specified limits within three years of when the amounts were waived or paid.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contracts of the Fund is available in the Fund’s Semi-Annual Report to Shareholders dated March 31, 2009.

Investment Adviser Portfolio Manager: Michael W. Cook, Sr., is the portfolio manager, He has served the Fund since inception.  Mr. Cook is primarily responsible for the day-to-day management of the Fund.  He is supported by the adviser's investment team (the "Team"). Led by Mr. Cook, Sr., the Team currently consists of himself and four analysts, each of whom is a generalist.  The Team provides all analysis and company-specific research for current and future portfolio holdings in the Fund.  The entire Team thoroughly examines each current and future portfolio holding which must meet SouthernSun’s stringent investment criteria.  While the Team attempts to evaluate all company-specific issues brought forth by the analysts, all final investment and portfolio management decisions are approved by the portfolio manager.

Members of the SouthernSun Investment Team:

Michael W. Cook, Sr., Chief Executive Officer and Chief Investment Officer Portfolio Manager

Mr. Cook, Sr. founded SouthernSun, formerly Cook Mayer Taylor, in 1989, and is primarily responsible for the investment of SouthernSun’s domestic and global assets, which include the Fund and the Predecessor Fund.  Mr. Cook has been featured and quoted in The Wall Street Journal and Investment News and has been a speaker on CNBC. He is a requested presenter on U.S. and Global small and mid cap opportunities at regional U.S. and European investor conferences. Mr. Cook attended Covenant College and the OCCA Business Programme, Wycliffe Hall, University of Oxford. He is a member of the Covenant College Wilberforce Scholarship Steering Committee and a member of the CFA Institute.

Phillip W. Cook

Director of Research

Mr. Cook joined SouthernSun in July 2006. H e is responsib le for coordination of research and communication within the investment team and is responsible for the research and analysis of existing portfolio companies as well as new ideas. Prior to joining SouthernSun, Mr. Cook served as the Analyst to the Chairman and CEO of Trivest Partners, a Miami-based private equity firm focused on middle-market LBOs. He received his B.S. in International Business, summa cum laude, from Auburn University and has passed Level II of the CFA exam. He also serves as Chairman of the Board for Su Casa Family Ministries.

Peter Matthews, CPA, CFA

Senior  Analyst

Mr. Matthews joined SouthernSun in December 2006. He is responsible for company research and analysis of current and potential portfolio holdings. Prior to joining SouthernSun, Mr. Matthews worked in operations for Southeastern Asset Management and the Longleaf Partners Funds from April 2005 to September 2006.  Mr. Matthews served as staff accountant with Ernst & Young from September 2004 to March 2005.  Mr. Matthews graduated from Rhodes College in May 2000 with a major in Economics and subsequently received both his M.B.A. in August of 2003 and M.S. in Accounting in December of 2003 from the University of Memphis. He is a licensed CPA and a CFA charterholder.

Michael S. Cross

Managing Director

Analyst

Mr. Cross joined SouthernSun in June 2008.  He is responsible for company research and analysis of current and potential portfolio holdings.  Prior to joining SouthernSun, Mr. Cross was an officer of Cummins, Inc. and responsible for leading one of Cummins’ business units.  He has Global experience in Sales, Marketing, Finance, Accounting, Logistics, Operations and General Management.  He was with Cummins, Inc. for over 24 years.  Mr. Cross received his B.S. from Vanderbilt University and an M.B.A. from Vanderbilt’s Owen School with concentrations in Finance, Accounting and Management Information Systems.  He has also passed the CPA exam.  Mr. Cross serves on the Board of the Neighborhood Christian Center.

S. Elliot Cunningham

Analyst

Mr. Cunningham joined SouthernSun in 2008. His responsibilities include the research and analysis of investment opportunities and monitoring of existing portfolio companies. Prior to joining SouthernSun, Mr. Cunningham served as an Analyst for RMK Funds at Morgan Asset Management. He received his B.S. in Business Administration, magna cum laude, from Auburn University and has passed Level I of the CFA exam.

The Fund’s Statement of Additional Information provides information about Mr. Cook, Sr.’s compensation structure, other accounts managed by him and the Team and his ownership interests in the Fund.

HOW SHARES ARE PRICED

The NAV of each class of Fund shares is determined at 4:00 p.m. (Eastern time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of the Fund's shares outstanding ((asset-liabilities)/number of shares=NAV) attributable to each share class.  The NYSE is closed on weekends and most national holidays.  The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, and any distribution fees, which are accrued daily.  The determination of NAV of the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board, and evaluated by the Board quarterly as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  Although not part of the adviser’s principal investment strategy, since the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of the Fund, the adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes two classes of shares offered by the Fund: Investor Shares and Institutional Shares.  The Fund offers these two classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are minimum investment and ongoing fees.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments in the Fund.

Investor Shares:  Investor Shares of the Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Investor Shares pay up to 0.25% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Investor Shares shareholder’s investment and may cost more than other types of sales charges.  The minimum initial investment for all accounts (including IRAs) is $1,000 and the minimum subsequent investment is $250 ($25 for automatic investment plans).

Institutional Shares:  Institutional Shares are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  In addition, Institutional Shares do not have a distribution or service-related fee.  The minimum initial investment amount for all accounts (including IRAs) is $1,000,000. There is no minimum for subsequent investments. ..

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of the Fund to purchase, you should consider the investment minimums for each Class and present and future amounts you may invest in the Fund.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses section of this Prospectus. You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of the Fund by sending a completed application form to the following address:

Regular/Express/Overnight Mail
The SouthernSun Funds c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers:  You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in the Fund, please call the Fund at 1-866-672-3863 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire.  The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan:  You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $25 on specified days of each month into your established Fund account.  Please contact the Fund at 1-866-672-3863 for more information about the Fund's Automatic Investment Plan.

MINIMUM AND ADDITIONAL I nvestment Amounts:  For Investor Class shares, the minimum initial investment for all accounts (including IRAs) is $1,000 and the minimum subsequent investment is $250 ($25 for automatic investment plans). For Institutional Class shares, the, minimum initial investment amount for all accounts (including IRAs) is $1,000,000. There is no minimum for subsequent investments. The adviser may waive the Institutional Class minimum account requirements for any reason, which may include:

i)

if the adviser believes that the aggregated accounts of a financial intermediary will meet the minimum initial investment requirement :

ii)

if the aggregated accounts of a group of immediate family members (i.e. a person’s spouse, parents, children, siblings and in-laws) meet the minimum initial investment requirement; and

iii)

for Trustees and officers of the Trust, and the current and former employees of the adviser and its affiliates, as well as their immediate family members.

The financial intermediaries or employee benefit plans may set different minimum investment requirements for their customers' investments.  Please contact your intermediary or plan sponsor for more information.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund.  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

the name of the Fund and share class

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the “SouthernSun Small Cap Fund”

Retirement Plans:  You may purchase shares of the Fund for your individual retirement plans.  Please call the Fund at 1-866-672-3863 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail
SouthernSun Small Cap Fund c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-866-672-3863.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual account, IRA or other qualified plan account has a current account value of at least $ 10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $50 on specified days of each month into your established bank account.  Please contact the Fund at 1-866-672-3863 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:  The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redemption Fee: For shares held less than 30 days, the Fund will deduct a 2% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Fund’s balance minimum.  See “General Transaction Policies” for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for 30 days or more are not subject to the 2% fee.

Redemption fees are paid to a Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Low Balances:  If at any time your account balance in the Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income annually and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  The Fund currently uses several methods to reduce the risk of market timing.  These methods include:

o

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and

o

Assessing a redemption fee for short-term trading.

If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its advisor will further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.  Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Funds to help offset any cost associated with such short-term trading. The Funds will monitor the assessment of redemption fees against your account.  Based on the frequency of redemption fees assessed against your account, the advisor or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the advisor will be liable for any losses resulting from rejected purchase or exchange orders.  The advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC (“NLD”), located at 4020 South 147th Street, Omaha, NE 68137, serves as distributor of the shares of the Fund.  NLD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), for Investor Shares, pursuant to which the Fund pays the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Investor Shares.

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries:  The Fund's distributor, its affiliates, and the Fund's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding:  To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-866-672-3863 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance the SouthernSun Small Cap Fund shares since its inception.  The Fund is a continuation of the Predecessor Fund and, therefore, the financial information presented in the financial highlights is, in part, that of the Predecessor Fund.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal year (or month) ended September 30, 2009, and for all prior fiscal years or periods since Fund inception, was audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s September 30, 2009 annual report, which is available upon request at 1-866-672-3863.

SouthernSun Small Cap Fund

Investor Class shares (a)

	For the Year ended September 30, 2009		For the Year ended September 30, 2008	One month ended September 30, 2007*		For the Year ended August 31, 2007	For the Year ended August 31, 2006	For the Year ended August 31, 2005
Net asset value, beginning of period	$ 13.89		$ 17.35	$ 16.81		$ 14.48	$ 14.49	$ 12.00
Income From Investment Operations:
Net investment income (loss)	0.00	(d)	0.00	0.00	(d)	(0.04)	(0.08)	0.28
Net realized and unrealized gain (loss) on investments	(1.16)		(2.49)	0.54		2.60	0.24	2.26
Total from investment operations	(1.16)		(2.49)	0.54		2.56	0.16	2.54
Less Distributions:
From net investment income	-		-	-		-	(0.11)	-
From net realized gains on investments	(0.18)		(0.97)	-		(0.23)	(0.06)	(0.05)
Total distributions	(0.18)		(0.97)	-		(0.23)	(0.17)	(0.05)
Paid in capital from redemption fees (d)	0.00		0.00	0.00		0.00	0.00	0.00
Net asset value, end of period	$ 12.55		$ 13.89	$ 17.35		$ 16.81	$ 14.48	$ 14.49
Total return (b)	(7.92)%		(14.94)%	3.21%		17.81%	1.14%	21.13%

Ratios/Supplemental Data:
Net assets, end of period (in 000's)	$ 59,210		$ 71,045	$ 57,848		$ 54,631	$ 36,955	$ 26,468
Ratios to average net assets
Expenses, net of reimbursement	1.50%		1.50%	1.50%	©	1.50%	1.50%	1.50%
Expenses, before reimbursement	1.53%		1.60%	1.89%	©	1.73%	2.09%	2.98%
Net investment income (loss)	(0.05)%		(0.01)%	(0.06)%	©	(0.24)%	(0.51)%	2.03%
Portfolio turnover rate	49%		52%	1%		26%	13%	6%

__________________________________________________________________________________________________________________

* The Fund’s fiscal year end changed from August 31 to September 30, effective September 30, 2007.

(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.

(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.  Had the Manager not absorbed a portion of the expenses, total returns would have been lower.

(c) Annualized for periods less than one year.

(d) Amount is less than $.01 per share.

PRIVACY POLICY AND PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

The Privacy Policy is not part of this Prospectus:

SOUTHERNSUN FUNDS

Adviser	SouthernSun Asset Management, Inc. 6000 Poplar Avenue, Suite 220 Memphis, TN 38119
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	The Bank of New York Mellon One Wall Street, 25th Floor New York, NY 10286
Independent Registered Public Accounting Firm	Tait, Weller & Baker, LLP 1818 Market St., Suite 2400 Philadelphia, PA 19103

You may obtain the following and other information on the Fund free of charge:

Statement of Additional Information (“SAI”)

The SAI of the Fund provides more details about the Fund’s policies and management.  The Fund’s SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report

The annual and semi-annual reports for the Fund provide the most recent financial reports and a discussion of portfolio holdings.  These reports contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the last fiscal year or period.

To receive any of these documents or additional copies of the Fund’s Prospectus or to request additional information about the Fund, please contact us or visit our website listed below.

By Telephone (toll free):	By Mail:	By Internet:
1-866-672-3863	The SouthernSun Funds	www.SouthernSunFunds.com
c/o Gemini Fund Services, LLC
4020 South 147th Street, Suite 2
Omaha, NE 68137

Through the SEC:

You may review and obtain copies of the Fund’s information (including the SAI) at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E. Washington, D.C. 20549-0102.

Investment Company Act File Number:  811-21720

The Oxford Global Total Return Fund

Class A

Class C

Class I

Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2010

This Statement of Additional Information (“SAI”) is not a P rospectus and should be read in conjunction with the P rospectus of the Oxford Global Total Return Fund dated February 1, 2010, a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, or by calling 1-877-350-8668.

This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the year ended September 30, 2009.

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISOR
THE DISTRIBUTOR
PORTFOLIO MANAGER
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI- MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANCIAL STATEMENTS
APPENDIX A – DESCRIPTION OF BOND RATINGS
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

THE FUND

The Oxford Global Total Return Fund, (“the Fund”) is a diversified series of Northern Lights Fund Trust consisting of three classes of shares, a Delaware statutory trust organized on January 19, 2005 (the “Trust”). The Fund is managed by The Oxford Private Client Group, LLC (the “Adviser”).

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Risk/Return Summary” in the Prospectus.  The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Securities of Other Investment Companies The Fund’s investments in an underlying portfolio of ETFs, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds. Due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; 2) investing more than 5% of its assets in any single such investment company, and 3) investing more than 10% of its assets in investment companies overall; unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Exchange Traded Funds. ETFs are passive funds that track a specific index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Closed-End Investment Companies. The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies. The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the underlying funds are made independently of the Fund and its Adviser. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Equity Securities

Equity securities in which the Fund may invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock. The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities. The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants. The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General. The Fund may invest directly in foreign securities and in exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. The Fund may invest directly in and purchase ETFs and other mutual funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Debt Securities

The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000 ($250,000 through December 31, 2013). The Fund may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 ($250,000 through December 31, 2013) per bank; if the principal amount and accrued interest together exceed $100,000 ($250,000 through December 31, 2013), the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The value of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, G overnment National Mortgage Association (“ Ginnie Mae ”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“ Freddie Mac ”), the Farm Credit Banks, the Federal National Mortgage Association (“ Fannie Mae ”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues PC s which represent interests in conventional mortgages from Freddie Mac ’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae ) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Securities Options

 The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

 The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund generally may invest up to 15% of its net assets in illiquid securities. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take immediate steps to protect liquidity.  Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Portfolio might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority.

Under guidelines adopted by the Trust’s Board, the Fund’s Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Temporary Defensive Positions

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  The Fund may be invested in these instruments for extended periods, depending on the Adviser’s assessment of market conditions.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro- rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.

Borrowing Money.  The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.

Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.

Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.

Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.

Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.

Loans.  The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.

Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that so concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.

Diversification.  The Fund will not purchase the securities of any issuer if as a result, more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities; provided that up to 25% of the value of the Fund’s assets may be invested without regard to this limitation.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.

Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.

Borrowing.  The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.

Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.

Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The difference between borrowing and margin purchases relates primarily to the use of the available assets.  While the Fund will not borrow cash for the purchase of securities, it may borrow cash for purposes of covering purchase and redemption orders which have been submitted but not yet settled.  Such borrowing arrangements are typically with banks.  Margin purchases involve providing an initial payment for the purchase of a security and obtaining the balance of the purchase price through a broker under terms and conditions established by the broker through a margin account.

POLICIES AND PROCEDURES FOR DISCLOSURE

OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund’s shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund disclose s its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q approximately sixty days after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty not to trade based on such knowledge and have a duty to keep the information confidential.  Employees of these third parties are typically covered by codes of ethics that prohibit such activity and require periodic reporting of securities transactions to monitor compliance with such restrictions.

•

The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to the Fund’s investment holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio manager in the trading of such securities, the Adviser’s personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio’s holdings since that information is necessary in order for it to provide the agreed-upon services for the Trust.

•

Citibank, N.A.   Citibank, N.A. is the custodian for the Fund; therefore, its personnel have full daily access to the Fund’s holdings since that information is necessary in order for it to provide the agreed-upon services for the Fund.

•

BBD, LLP.   BBD LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

•

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s holdings in connection with the review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients.   The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings.   In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan*** Age: 65	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005).	48	AdvisorOne Funds (10 portfolios)
Anthony J. Hertl Age: 59	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	48	AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust
Gary W. Lanzen Age: 55	Trustee Since 2005	Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000).	48	AdvisorOne Funds (10 portfolios)
Mark H. Taylor Age: 45	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Member, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	48	Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Michael Miola**** Age: 57	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	48	AdvisorOne Funds (10 portfolios); Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 47	Secretary Since 2005	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Lynn Bowley Age: 51	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

***From December 2006 through April 2007, L. Merill Bryan, an Independent Trustee of the Trust, invested $143,080 in a limited liability company (the "LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

**** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.   During the past fiscal year, the Audit Committee held ten meetings.

Compensation

Effective June 30, 2009, e ach Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $ 10, 0 00, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to June 30, 2009, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $7,500, as well as reimbursement for any reasonable expenses incurred attending the meetings which was paid at the end of each calendar quarter.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended September 30, 2009.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
L. Merill Bryan	$ 35,000	None	None	$ 45,000
Anthony J. Hertl	$ 35,000	None	None	$ 45,000
Gary Lanzen	$ 35,000	None	None	$ 45,000
Mark Taylor	$ 35,000	None	None	$ 45,000
Michael Miola*	None	None	None	None

_______________

*          This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**        There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to the Funds in the Trust.

***      The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 200 9.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Michael Miola*	None	None
Mark Taylor	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

As of January 2, 2010, the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.   A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

As of January 2, 2010, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Class A Shares	Shares	Percentage of Fund
Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	207,523	96.23%

Class C Shares	Shares	Percentage of Fund
Jason P. Hedeen 3905 Minnesota Lane N Plymouth, MN 55446	1	100.00%

Class I Shares	Shares	Percentage of Fund
Jason P. Heeden 3905 Minnesota Lane N Plymouth, MN 55446	1	100.00%

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

The Adviser of the Fund is The Oxford Private Client Group, LLC located at 125 West Lake Street. Sui t e 200, Wa yzata, Minnesota 55391.  Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the operations of the Fund.  Bo Beckman is the controlling member of the Adviser.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment advisor to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on May 29, 2008.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund.  These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee rate payable by the Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets, computed daily and payable monthly:

FUND	TOTAL MANAGEMENT FEE
Oxford Global Total Return Fund	0.75%

During the fiscal period from the commencement of operations (November 11, 2008) through September 30, 2009, the Fund paid $33,803 in advisory fees.   Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Trust.  Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The fee is computed daily and payable monthly. The Adviser is contractually limiting total annual operating expenses, including advisory fees, of the Portfolio through November 30, 2011 (including the Advisory fee, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) to the following amounts:

OXFORD GLOBAL TOTAL RETURN FUND	EXPENSE LIMITATION
CLASS A	2.00%
CLASS C	2.75%
CLASS I	1.75%

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund.  The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares.  The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics (the “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Code, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management.  The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight.  The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.   A copy of the Adviser’s proxy voting policies is attached hereto as Appendix B.

More information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-877-350-8668 and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) located at 4020 South 147th Street, Omaha, Nebraska 68137 serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares. Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

 Rule 12b-1 Plan

The Trust maintains a Plan of Distribution (“Plan”) under Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor or its affiliates may make payments (“assistance payments”) to brokers, financial institutions and financial intermediaries (“Intermediaries”) with respect to the Fund’s Class A and C shareholder accounts (“qualified accounts”) to which the Intermediaries have rendered distribution assistance or other services. The Adviser or an affiliate may make similar payments under similar arrangements. The Distributor may also retain amounts to pay for advertising and marketing expenses. Assistance payments by the Distributor are made to Intermediaries at an annual rate of 0.25% of the average daily net asset value (“NAV”) for Class A shares, and up to an annual rate of 1.00% of the average daily NAV for Class C shares. The Class I shares of each Fund do not participate in the Plan. The Distributor may waive 12b-1 Plan fees at its discretion and may discontinue the waivers at any time.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plan is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

During the fiscal period from the commencement of operations (November 11, 2008) through September 30, 2009, the Fund paid $11,630 in distribution related fees pursuant to the Plan.  For the fiscal period indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Fund Shares During the Fiscal Period Ended September 30, 2009
Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	None
Payment to dealers	$11,630
Compensation to sales personnel	None
Other	None
Total	$11,630

PORTFOLIO MANAGER

Bo Beckman is the portfolio manager of the Fund, and is responsible for the day-to-day management of the Fund.  As of September 30, 200 9, he was responsible for the management of the following types of accounts (other than the Fund) :

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Bo Beckman
Registered Investment Cos.	none	none	none	none
Other Pooled Investment Vehicles	none	none	none	none
Other Accounts	50	$24 million	none	none

Conflicts of Interest

As indicated in the table above, a portfolio manager may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When the portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

When allocating investments among client accounts, the portfolio manager has the fiduciary obligation to treat each client equally, regardless of account size or fees paid.  All clients at the same custodian (or trading desk) receive the same average price for each transaction.  When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment.  When trades in the same security must be executed over multiple days, the portfolio managers execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Compensation

Mr. Beckman is an equity owner of the Adviser and therefore is able to receive distributions based on the Adviser’s profitability.  Mr. Beckman does not receive a salary or bonus or other type of compensation from the Adviser.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of September 30, 2009.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
Bo Beckman	$10,001- $50,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager, who is employed by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use.  Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the  investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. For the fiscal period from the commencement of operations (November 11, 2008) through September 30, 2009, the Fund paid brokerage commissions of approximately $30.00.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. For the fiscal period ended September 30, 2009, the Fund’s portfolio turnover rate was 0%.

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for the Fund is Gemini Fund Services, LLC, (“GFS” ), which has its principal office at 450 Wireless Boulevard, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to an Administration Service Agreement with the Fund, GFS provides administrative services to the Fund, subject to the supervision of the Board.   GFS may provide persons to serve as officers of the Fund.  Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on May 19, 2005, and revised on June 22, 2006.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent.  This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectus and Statement of Additional Information in conjunction with Trust counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Trust counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Adviser, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Fund by GFS, the Fund pays GFS a fund administration fee equal to the greater of a minimum fee of $40,000 or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million.  The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period from the commencement of operations (November 11, 2008) through September 30, 2009, the Fund paid $34,977 for administrative fees.

Fund Accounting

GFS, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s Custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund pursuant to the Fund Accounting Service Agreement, the Fund pays GFS a fee equal to a base annual fee of $24,000 plus 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million.  The Fund also pays GFS for any out-of-pocket expenses. For the fiscal period from the commencement of operations (November 11, 2008) through September 30, 2009, the Fund paid $23,452 for fund accounting fees.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with the Fund.  Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. For the fiscal period from the commencement of operations (November 11, 2008) through September 30, 2009, the Fund paid $17,616 for transfer agency fees.

Custodian

Citibank, N.A. (the “Custodian”), One Sansome Street, 25th Floor, San Francisco, CA 94104, serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.  Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser.  The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. For the fiscal period from the commencement of operations (November 11, 2008) through September 30, 2009, the Fund paid $11,987 for compliance service fees.

Underwriter

Northern Lights Distributors, LLC (the “Distributor”), 4020 South 147th Street, Omaha, NE 68137, serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund ’ s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

For the services rendered to the Fund pursuant to the Underwriting Agreement, the Fund pays the Distributor a fee equal to a base annual fee of $10,000 for the first Fund and $5,000 for each additional Fund, plus 0.01% on net assets up to $250 million, 0.75% on each Fund’s assets between $250 million and $500 million, 0.50% on each Fund’s net assets between $500 million and $1 billion, and 0.25% on each Fund’s net assets over $1 billion.  The Fund also pays the Distributor for any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees.  Cumulative voting is not authorized for the Trust.  This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series.  Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights.  There are no conversion or preemptive rights applicable to any shares of the Fund.  All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “ How Shares are Priced, ” the net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of a Fund’s investments and other assets, less any liabilities, by the total number of shares outstanding of a Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the NYSE Close on each day that the NYSE is open for trading are priced at the NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the NYSE Close, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares of the Portfolio when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)  when the NYSE is closed, other than customary weekend and holiday closings;

(b)  when trading on that exchange is restricted for any reason;

(c)  when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably   practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)  when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in a Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau.  By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF ”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103, as its independent registered public accounting firm for the current fiscal year.  The firm provides services in cluding (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th F loor Cincinnati, Ohio 45202-4089 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal period ended September 30, 2009. You can obtain a copy of the Annual Report without charge by calling the Fund at 1-877-350-8668.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•

SP-2 Satisfactory capacity to pay principal and interest.

•

SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•

MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•

MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•

MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.: Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s Ratings Group: “A” is the highest commercial paper rating category utilized by Standard & Poor’s Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its “A” classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

OF THE ADVISER

THE OXFORD PRIVATE CLIENT GROUP

PROXY VOTING POLICIES AND PROCEDURES

(Adopted January 29, 2008)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, The Oxford Private Client Group (“Oxford”) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting any proxies.  Therefore, Oxford will not vote proxies for these clients.  However, Oxford will vote proxies on behalf of investment company clients (“Portfolios”).  Oxford has instructed all custodians, other than Portfolio custodians, to forward proxies directly to its clients, and if Oxford accidentally receives a proxy for any non-Portfolio client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client.  In order to fulfill its responsibilities to Portfolios, Oxford has adopted the following policies and procedures for proxy voting with regard to companies in the Portfolio’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the portfolio manager that invests in and tracks particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by the Portfolio.  Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Portfolio (or the Adviser acting on behalf of the Portfolio) must comply with the following voting restrictions unless it is determined that the Portfolio is not relying on Section 12(d)(1)(F):

•

when the Portfolio exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Portfolio, the Portfolio will either

•

seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

•

vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action; fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 612-236-2003.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

 Sierra Core Retirement Fund

 Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2010

This Statement of Additional Information ("SAI") is not a Pr ospectus and should be read in conjunction with the Pr ospectus of the Sierra Core Retirement Fund (the "Fund") dated February 1, 2010 and the Annual Report to Shareholders, copies of which may be obtained without charge by contacting the Fund's Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-866-738-4363 or 1-866-RETI-FND.  You may also obtain a prospectus by visiting our website at www.SierraCoreFund.com.

This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the period ended September 30, 2009 .

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISER
DISTRIBUTION OF SHARES
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI-MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL FINANCIAL STATEMENTS
APPENDIX A – DESCRIPTION OF BOND RATINGS
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES OF THE ADVISER

 THE FUND

The Sierra Core Retirement Fund is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”).  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified investment management company. Wright Fund Management, LLC (the “Adviser”) is the Fund's investment adviser. The Fund’s investment objective s, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund offers four classes of shares:  Class A shares, Class C shares, Class I shares and Class R shares.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective s of the Fund and a description of its principal investment strategies are set forth under “Risk/Return Summary” in the Prospectus.  The Fund’s investment objective s are not “fundamental” and may be changed without the approval of a majority of its outstanding voting securities.

The Fund intends to purchase shares of exchange traded funds, closed-end and other open-end mutual funds (referred to as "Underlying Funds") in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange Commission (the "SEC").  The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fee and administrative costs), and undue influence by a fund of funds over its Underlying Funds. The Fund's investments in Underlying Funds involve certain additional expenses and certain tax results which would not be present in a direct investment in the Underlying Funds.

Due to legal limitations, the Fund will not be allowed to:  (1) purchase more than 3% of an investment company’s (including ETFs) outstanding shares; (2) invest more than 5% of its assets in any single such investment company, and (3) invest more than 10% of its assets in investment companies overall; unless:  (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

The following pages contain more detailed information about the types of instruments (Underlying Funds) in which the Fund may invest.

Equity Securities

Equity securities in which an Underlying Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

An Underlying Fund may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

An Underlying Fund may invest in convertible securities and non-investment grade convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

An Underlying Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

General.  An Underlying Fund may invest in exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.   Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Underlying Fund’s currency exchange transactions do not fully protect the Underlying Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Underlying Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Underlying Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Underlying Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Underlying Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.   An Underlying Fund may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Underlying Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts

An Underlying Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described above regarding foreign securities apply to investments in ADRs.

Debt Securities

An Underlying Fund may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. An Underlying Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Underlying Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Underlying Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Underlying Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

An Underlying Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

An Underlying Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes

An Underlying Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Underlying Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Underlying Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Underlying Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Underlying Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Underlying Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Underlying Fund’s advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Underlying Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Underlying Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000 ($250,000 until December 31, 2013). An Underlying Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 ($250,000 until December 31, 2013) per bank; if the principal amount and accrued interest together exceed $100,000 ($250,000 until December 31, 2013), the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. An Underlying Fund may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (" Ginnie Mae "), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (" Freddie Mac "), the Farm Credit Banks, the Federal National Mortgage Association (" Fannie Mae "), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from Freddie Mac ’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues PCs, which represent interests in conventional mortgages from Freddie Mac ’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

High Yield Securities

An Underlying Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The Fund may hold such common stock and other securities even if it does not invest in such securities.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies (“Mutual Funds”).  The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees.  ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

REITs

An Underlying Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Securities Options

 An Underlying Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

An Underlying Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Underlying Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Underlying Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by an Underlying Fund expires unexercised, that Underlying Fund realizes a loss equal to the premium paid. If the Underlying Fund enters into a closing sale transaction on an option purchased by it, the Underlying Fund will realize a gain if the premium received by the Underlying Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by an Underlying Fund expires on the stipulated expiration date or if the Underlying Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by an Underlying Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Underlying Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by an Underlying Fund of options on stock indices will be subject to the ability of the advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Underlying Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Underlying Fund.  Inasmuch as the Underlying Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Underlying Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Underlying Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Underlying Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Underlying Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Underlying Fund is unable to close out a call option on securities that it has written before the option is exercised, the Underlying Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Underlying Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that an Underlying Fund has purchased) expose the Underlying Fund to an obligation to another party. The Underlying Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Underlying Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Underlying Fund will segregate assets to cover transactions in which the Underlying Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Underlying Fund's assets to cover or segregated accounts could impede portfolio management or the Underlying Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. An Underlying Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

An Underlying Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Underlying Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Underlying Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Underlying Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Underlying Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Underlying Fund originally wrote the option. While the Underlying Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Underlying Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Underlying Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Underlying Fund may be unable to liquidate a dealer option. With respect to options written by the Underlying Fund, the inability to enter into a closing transaction may result in material losses to the Underlying Fund. For example, because the Underlying Fund must maintain a secured position with respect to any call option on a security it writes, the Underlying Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Underlying Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  An Underlying Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Underlying Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Underlying Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, an Underlying Fund will change its treatment of such instruments accordingly.

Spread Transactions

An Underlying Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Underlying Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Underlying Fund does not own, but which is used as a benchmark. The risk to the Underlying Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Underlying Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

An Underlying Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Underlying Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Underlying Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Underlying Fund on repurchase. In either case, the income to the Underlying Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Underlying Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Underlying Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Underlying Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when an Underlying Fund purchases or sells a security, no price would be paid or received by the Underlying Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Underlying Fund's open positions in futures contracts, the Underlying Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Underlying Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." An Underlying Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Underlying Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Underlying Fund realizes a gain; if it is less, the Underlying Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Underlying Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Underlying Fund is not able to enter into an offsetting transaction, the Underlying Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

An Underlying Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Underlying Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Underlying Fund’s commitment. It may be expected that the Underlying Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

An Underlying Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Underlying Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Underlying Fund’s liquidity and the ability of the Underlying Fund's adviser to manage them may be affected in the event the Underlying Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

An Underlying Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Underlying Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. In these cases the Underlying Fund may realize a taxable capital gain or loss. When the Underlying Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Underlying Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Underlying Fund starting on the day the Underlying Fund agrees to purchase the securities. The Underlying Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Each Underlying Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Underlying Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under guidelines adopted by the Trust's Board, the adviser of an Underlying Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Underlying Fund adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Underlying Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Swap Agreements

An Underlying Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Underlying Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Underlying Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Underlying Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Underlying Fund's portfolio.

Whether the Underlying Fund's use of swap agreements enhance the Underlying Fund's total return will depend on the adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Underlying Fund's adviser will cause the Underlying Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Underlying Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Underlying Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risk

When the adviser of an Underlying Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Underlying Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Underlying Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Underlying Fund.  Derivatives are used to limit risk in the Underlying Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities); the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.  The Fund will generally not borrow for investment purposes.  However, the Fund will borrow money if a redemption exceeds available cash.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

It should be noted that the Fund will from time to time invest in some Underlying Funds which are in effect leveraged, meaning that the values of those investments will fluctuate, for example, twice as fast as an underlying index or Asset Class – such leverage involving the same kind of risk as investing on margin, but without the interest cost.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE

OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  The Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.  In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

 The Fund may, from time to time, make available month end portfolio holdings information on its website at www.sierracorefund.com.  The month end portfolio holdings are generally posted to the website within forty-five days of the end of each month and remain available until new information for the next month is posted.

The Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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First National Bank of Omaha.  First National Bank of Omaha is the custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Funds.

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BBD LLP.   BBD, LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine LLP.  Thompson Hine LLC is counsel to the Fund; therefore its personnel have access to the Fund's portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Fund's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Fund's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request.  The Board consists of five (5) individuals, at least four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”).  Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer.  The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan*** Age: 65	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005).	48	AdvisorOne Funds ( 10 portfolios)
Anthony J. Hertl Age: 59	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	48	AdvisorOne Funds ( 10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust
Gary W. Lanzen Age: 55	Trustee Since 2005	Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000).	48	AdvisorOne Funds ( 10 portfolios)
Mark H. Taylor Age: 45	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Member, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	48	Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Michael Miola**** Age: 57	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	48	AdvisorOne Funds ( 10 portfolios); Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 47	Secretary Since 2005	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Lynn Bowley Age: 51	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

***From December 2006 through April 2007, L. Merill Bryan, an Independent Trustee of the Trust, invested $143,080 in a limited liability company (the "LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

**** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.   The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.   During the past fiscal year, the Audit Committee held ten meetings.

Compensation

Effective June 30, 2009, e ach Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $ 10,0 00, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to June 30, 2009, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $7,500, as well as reimbursement for any reasonable expenses incurred attending the meetings which was paid at the end of each calendar quarter.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended September 30, 2009.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
L. Merill Bryan	$ 35,000	None	None	$ 45,000
Anthony J. Hertl	$ 35,000	None	None	$ 45,000
Gary Lanzen	$ 35,000	None	None	$ 45,000
Mark H. Taylor	$ 35,000	None	None	$ 45,000
Michael Miola*	None	None	None	None

_______________

*  This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**        There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to the Funds in the Trust.

***      The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2009 .

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark H. Taylor	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider)

As of January 2, 2010, the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

 As of January 2, 2010, the following shareholders of record owned 5% or more of the outstanding shares of the Fund ’s Class A, I and R shares. Class C shares have not commenced operations as of the date of this SAI. :

Class R Shares	Shares	Percentage of Fund
Ameritrade Inc. 4600 Alliance Gateway Freeway Fort Worth, TX 76177	7,183,737	92.16%

Class I Shares	Shares	Percentage of Fund
Schwab 101 Montgomery Street San Francisco, CA 94104-4122	1,540,946	74.76%

Class A Shares	Shares	Percentage of Fund
Trust Company of America PO Box 6503 Englewood, CO 80155	205,653	32.37%

INVESTMENT ADVISER

The Adviser of the Fund is Wright Fund Management, LLC (the “Adviser”), located at 3420 Ocean Park Boulevard, Suite 3060, Santa Monica, California.  Kenneth L. Sleeper and David C. Wright are the controlling beneficial owners of the Adviser, and are the current Portfolio Managers of the Fund.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment advisor to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on November 15, 2007.

The following table sets forth the annual management fee rate payable by the Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
Sierra Core Retirement Fund	1.25%

During the fiscal year ended September 30, 2009, the Fund incurred $1,698,737 in advisory fees. During the fiscal period ended September 30, 2008, the Fund incurred $1,310,523 in advisory fees, $41,146 of which was waived by the Adviser; therefore, $1,269,377 was paid to the Adviser net of waivers. The Adviser is  contractually limiting (capping) total annual operating expenses of the Fund through January, 201 1 (including the advisory fee, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) as follows, expressed as a percentage of the Fund’s average daily net assets and without regard to internal expenses of the Underlying Funds:

Fund	Class A	Class C	Class I	Class R	Contractual Period
Sierra Core Retirement Fund	1.75%	2.50%	1.75%	1.50%	January 31, 201 1

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Fund who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics (the “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under the code of ethics adopted by the Trust, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser and responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

A copy of the Adviser's Proxy Voting Policies is attached hereto as Appendix B.

More information.  Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Funds at 1-866-738-4363 or 1-866-RETI-FND; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-866-738-4363 or 1-866-RETI-FND and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, ( t he “Distributor”) located at 4020 South 147th Street, Omaha, Nebraska 68137 serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.  The Distributor receives the portion of the Class A sales charge on all direct initial investments in the Fund and on all investments in accounts with no designed dealer of record.  The Distributor retains the contingent deferred sales charge on redemptions of Class A shares of the Fund that are subject to a contingent deferred sales charge.

For the services rendered to the Fund pursuant to the Underwriting Agreement, the Fund pays the Distributor a fee equal to a base annual fee of $10,000 for the first Fund and $5,000 for each additional Fund, plus 0.01% on net assets up to $250 million, 0.75% on each Fund’s assets between $250 million and $500 million, 0.50% on each Fund’s net assets between $500 million and $1 billion, and 0.25% on each Fund’s net assets over $1 billion.  The Fund also pays the Distributor for any out-of-pocket expenses.

Rule 12b-1 Plans

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A, Class C and Class I Shares (the "Plans") pursuant to which Class A, Class C and Class I shares of the Fund are authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund.  Under each Plan, Class A, Class C and Class I shares of the Fund may pay distribution and/or shareholder service fees at an annual rate of 0.25%, 1.00% and 0.25% of each of their average net assets, respectively.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon each share class’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Adviser or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Adviser with respect to the Fund. The Distributor may be compensated by the Adviser for its distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Adviser to Recipients.

During the fiscal year ended September 30, 2009 the Fund paid $ 22,817 in distribution related fees pursuant to the Plan. For the fiscal year indicated below, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by Fund Shares During the Fiscal Year Ended September 30, 2009
Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	None
Payment to dealers	$ 22,817
Compensation to sales personnel	None
Other	None
Total	$ 22,817

The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

Security selection for the Fund is made by Kenneth L. Sleeper and David C. Wright.  As of September 30, 2009 , each portfolio manager was responsible for the management of the following types of accounts (the portfolio managers are jointly and primarily responsible for the same accounts shown below) in addition to the Sierra Core Retirement Fund:

David Wright

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	1,081	$ 610 million	7	$ 13 million

Kenneth Sleeper

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	1,081	$ 610 million	7	$ 13 million

Conflicts of Interest.

As indicated in the table above, a portfolio manager may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When the portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

When allocating investments among client accounts, the portfolio manager has the fiduciary obligation to treat each client equally, regardless of account size or fees paid.  All clients at the same custodian (or trading desk) receive the same average price for each transaction.  When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment.  When trades in the same security must be executed over multiple days, the portfolio managers execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Compensation.

Messrs. Wright and Sleeper do not receive a base salary, but each share equally in the net profits of the Adviser.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the p ortfolio m anagers in the Fund as of September 30, 2009 .

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
David Wright	$ 50,001 - $100,000
Kenneth Sleeper	over $1,000,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the  Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.  For the fiscal year ended September 30, 2009, the Fund paid brokerage commissions of $0.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.  For the fiscal year ended September 30, 2008, the Fund’s portfolio turnover rate was 488%.  For the fiscal year ended September 30, 2009, the Fund’s portfolio turnover rate was 322%.

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for the Fund is Gemini Fund Services, LLC, (“GFS”) , which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to an Administration Service Agreement with the Fund, GFS provides administrative services to the Fund, subject to the supervision of the Board. GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on June 22, 2006.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by GFS, the Fund pays GFS a fund administration fee equal to the greater of $40,000 minimum or 0.08% on the first $500 million of net assets, 0.05% on the next $1.5 billion of net assets, 0.04% on the next $1 billion of net assets and 0.03% on net assets greater than $3 billion. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal year ended September 30, 2008, the Fund paid $85,377 for administrative fees.  For the fiscal year ended September 30, 2009, the Fund paid $103,632 for administrative fees.

Fund Accounting

GFS, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays GFS an annual fee of $24,000, plus; $6,000 for bond funds, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal year ended September 30, 2008, the Fund paid $49,114 for fund accounting fees.  For the fiscal year ended September 30, 2009, the Fund paid $65,114 for fund accounting fees.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund under the Transfer Agency Service Agreement, the Fund pays GFS a transfer agency fee equal to a minimum fee of $15,000 per class or a per account charge of $14.00 for open accounts and $2.00 for closed accounts, whichever is greater.  The Fund also pays GFS for any out-of-pocket expenses.  For the fiscal year ended September 30, 2008, the Fund paid $59,975 for transfer agency fees.   For the fiscal year ended September 30, 2009, the Fund paid $55,686 for transfer agency fees.

Custodian

First National Bank of Omaha (the “Custodian”), 1620 Dodge Street, Omaha, NE 68137 serves as the custodian of the Fund's assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Custody Administrator

GFS serves as “Custody Administrator” under the Fund’s Custody Agreement with the Custodian and receives a share of the fees paid to the Custodian for performing certain administrative tasks normally performed by the Custodian, as well as certain enhanced reporting in connection with these functions. For these services, GFS receives a share of the asset-based custody fee as well as a portion of certain transaction fees paid under the Custody Agreement.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  For the fiscal year ended September 30, 2008, the Fund paid $14,530 for compliance service fees.  For the fiscal year ended September 30, 2009, the Fund paid $10,848 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. Class A, Class C and Class I shares of the Fund vote separately on matters related to its Rule 12b-1 Plan.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Fund will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions from the Fund of dividends or capital gains generally are taxable to shareholders holding taxable accounts regardless of the length of time such shareholders have held shares of the Fund.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for an Underlying Fund, the Underlying Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Underlying Fund, defer losses to the  Underlying Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Underlying Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Underlying Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Underlying Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Underlying Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by an Underlying Fund in certain "passive foreign investment companies" ("PFICs") could subject the Underlying Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Underlying Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF ”) , in which case the Underlying Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Underlying Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Underlying Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Underlying Fund to avoid taxation. Making either of these elections therefore may require the Underlying Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Underlying Fund's total return.

Foreign Currency Transactions

An Underlying Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by an Underlying Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Underlying Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Underlying Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Underlying Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Underlying Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Underlying Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Underlying Fund's income will flow through to shareholders of the Underlying Fund. With respect to the Underlying Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Underlying Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by an Underlying Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. An Underlying Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by an Underlying Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Underlying Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Underlying Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Underlying Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Underlying Fund actually received. Such distributions may be made from the cash assets of the Underlying Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  The Underlying Fund may realize gains or losses from such liquidations. In the event the Underlying Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103, as its independent registered public accounting firm, for the current fiscal year.  The firm provides services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal period ended September 30, 2009 . You can obtain a copy of the Annual Report without charge by calling the Fund at 1-866-738-4363 or 1-866-RETI-FND.

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APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.   Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•

SP-2 Satisfactory capacity to pay principal and interest.

•

SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•

MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•

MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•

MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

OF THE ADVISER

Policy

Wright Fund Management, LLC (“ADVISER”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Funds, Portfolios and clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility

David C. Wright has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

ADVISER has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

I.

INTRODUCTION

ADVISER has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940.  These policies and procedures are effective as of November 5, 2007.

II.

GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

•

Proxy proposals that are to be considered on a case-by-case basis,

•

Proxy proposals that Advisor generally abstains from voting on, and

•

Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Manager shall be David C. Wright, Chief Compliance Officer.

Proxy Committee shall be comprised of the following person(s):

1)

David C. Wright, Chief Compliance Officer

2)

Frank Barbera, Senior Vice President

3)

Kenneth L. Sleeper, Assistant Portfolio Manager

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

III.

PRINCIPLES AND GUIDELINE

A.

Principles

ADVISER’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.  ADVISER will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, ADVISER’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which ADVISER votes.  ADVISER will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

B.

Voting Guidelines

1.

Routine Business Decisions and Director Related Proposals

Advisor votes for:

a)

Name changes

b)

Directors in uncontested elections

c)

Elimination/limitation of directors’ liability

d)

Indemnification of directors

e)

Reincorporation that is not a takeover defense

Advisor considers on a case-by-case basis:

f)

Directors in contested elections

g)

Approval of auditors.

2.

Corporate Governance

Advisor votes for:

Majority independent board

Audit, compensation & nominating committees that are comprised exclusively of independent directors Minimum director share ownership

Separate offices of chairperson and CEO

Limitation on number of other board seats

Confidential voting

Shareholders’ ability to remove directors

Shareholder right to call special meetings

Advisor votes against:

a)

Supermajority vote requirements

b)

Limiting directors ’ tenure

c)

Restrictions on shareholders to act by written consent

Advisor considers on a case-by-case basis:

d)

Shareholder proposals

e)

Dissident proxy battle

3.

Director and Executive Compensation

Advisor votes for:

a)

Disclosure of executive compensation Advisor votes against:

b)

Golden and tin parachutes

Advisor considers on a case-by-case basis:

c)

Restricting executive compensation

d)

Executive compensation plans

e)

Establish/Increase share option plans for directors and executives

4.

Take-Over Defense

Advisor votes against:

a)

Reincorporation to prevent takeover

b)

Issue new class of common stock with unequal voting rights

c)

Adoption of fair price amendments

d)

Establish a classified (or “staggered”) board of directors

e)

Eliminating cumulative voting

f)

Poison pills

g)

Blank check preferred stock

5.

Capital Structure

Advisor votes for:

a)

Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

b)

Share repurchase programs (when all shareholders may participate on equal terms)

Advisor votes against:

c)

Unequal voting rights, such as dual class of stock

d)

Pre-emptive rights

Advisor considers on a case-by-case basis:

e)

Increase preferred stock

f)

Blank check preferred stock (not for takeover defense)

g)

Restructuring plans

6.

Other Shareholder Value Issues Advisor votes for:

a)

Employee stock ownership plans (ESOPs)

b)

Employee stock purchase plans

c)

401(k) plans

Advisor votes against:

d)

Greenmail

Advisor considers on a case-by-case basis:

e)

Mergers and acquisitions

d)

Spin-offs and asset sales

7.

Corporate, Social and Environmental Policy Proposals

As noted above, ADVISER’s fiduciary responsibility is the maintenance and growth of our clients’ assets.  Accordingly, ADVISER will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues.  When such proposals impact shareholder value, Advisor may vote on a case-by-case basis.

8.          Proposals Specific to Mutual Funds

ADVISER serves as investment adviser to certain investment companies under the Northern Lights Fund Trust.  These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of ADVISER to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

IV.

Conflicts of Interest

On occasion, a conflict of interest may exist between ADVISER and Funds, Portfolios and clients regarding the outcome of certain proxy votes. In such cases, ADVISER is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, ADVISER will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote.  Alternatively, ADVISER may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, ADVISER will take any of the following courses of action to resolve the conflict:

1)

Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)

Suggest that our Funds, Portfolios and clients  engage another party to determine how the proxy should be voted; or

3)

Vote according to the recommendation of an independent third party, such as a:

•

proxy consultant;

•

research analyst;

•

proxy voting department of a mutual fund or pension fund; or

•

compliance consultant.

V.

Obtaining More Information

Funds, Portfolios and clients may obtain a record of Advisor’s proxy voting, free of charge, by calling (800) 729-1467.

These policies and procedures may also be found in ADVISER’s Form ADV, Part II and supporting schedules.

Procedures

 When the mail arrives, the person responsible for separating the mail gives any proxy materials to the person who handles compliance issues.  The proxy materials are then opened by the Compliance person.  The ticker symbol for the security noted on the proxy is located.  A Security Cross Reference report is run in Axys as of the record date, as stated on the proxy.  This report tells how many shares were owned by Funds, Portfolios and clients as of the record date, and can be printed in detail so that the exact clients who held the security on the record date are listed.   An email is sent to the Receptionist about the arrival of the proxy.  In the email is listed the name of the security, ticker symbol, arrival date, custodian and number of shares.

 Once the Security Cross Reference report has been run, the number of shares on the report is compared to the number of shares to be voted on the proxy.

 If the number of shares between the two reports matches, then the Security Cross Reference report is attached to the proxy materials and forwarded to the Portfolio Manager to be voted according to ADVISER’s proxy voting policies.

 If the number of shares does not match, then reasonable efforts will be made to resolve the difference, such as:

•

Rerunning the Security Cross Reference report for other dates around the record date of the proxy to see if the security transferred into ADVISER after the record date, even though the client owned it as of the record date.

•

Calling the custodian to confirm the clients per their records that are included in the proxy count, and then verifying that information to the Security Cross Reference report. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

 If the difference still cannot be resolved, the matter is reviewed with the Portfolio Manager as to the next action to be taken.  If the difference is determined to be immaterial and is approved by the Portfolio Manager, then the proxy will stand as is.

 Once the shares have been reconciled, then the proxy materials and the Security Cross Reference report are then given to the Portfolio Manager to vote.

 The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in ADVISER’s Proxy Voting Policy and sign the proxy.  For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the Portfolio Manager has voted the proxies, they will be given to the Receptionist for processing. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order. This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and Security Cross Reference report, and filed in chronological order, just like proxies that are mailed.

The Receptionist then enters the necessary information in the Proxy Voting Database. The following information is entered:

•

Name of Company

•

Proxy Proposal

•

Management’s recommendation

•

ADVISER’s Action

•

Rationale for the vote

•

List of clients to whom the proxy vote applies.

Should ADVISER receive any requests from clients regarding proxy voting, the Receptionist will maintain a record of the requests from the specific clients, which will include:

•

Name of the Client

•

Date that the request was received

•

Whether the request was for a complete or partial record of proxy votes

•

The documents provided

•

Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

Disclosure

The ADVISER will provide conspicuously displayed information in its Form ADV Part II in the Supporting Schedules, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how ADVISER voted a client’s proxies, and that clients may request a copy of these policies and procedures.

The SouthernSun Fund

SouthernSun Small Cap Fund

A Series of Northern Lights Fund Trust

Statement of Additional Information
February 1, 2010

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus of SouthernSun Small Cap Fund (the “Fund”) dated February 1, 2010, and the Annual Report to Shareholders, copies which may be obtained without charge by contacting the Fund’s Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1-866-672-3863.

This SAI incorporates by reference SouthernSun Small Cap Fund’s Annual Report to Shareholders for the period ended September 3 0, 2009

Fund History

Investment Strategies and Risks

Investment Restrictions

Policies and Procedures for Disclosure of Fund Portfolio Holdings

Trustees and Officers

Principal Holders of Securities and Control Persons

Management and Other Services

Portfolio Manager

Determination of Net Asset Value

How to Buy and Sell Shares

Federal Tax Status

Shares of the Fund

Additional Information

Financial Statements

Appendix A – Proxy Voting Policies and Procedures

FUND HISTORY

The SouthernSun Small Cap Fund is a non-diversified series of the Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”), consisting of two classes (Institutional Class and Investor Class). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).  The SouthernSun Small Cap Fund was organized in July 2008 to acquire all of the assets of New River Small Cap Fund, a series of New River Funds (the “Predecessor Fund”) in a tax-free reorganization effective November 6, 2008.

 SouthernSun Asset Management, Inc. (“SouthernSun” or the “Adviser”) manages the Fund.  Shares of the Fund are distributed by Northern Lights Distributors, LLC (the “Distributor”).

INVESTMENT STRATEGIES AND RISKS

The investment goals, principal investment strategies and principal risks of the Fund are described in the Prospectus.  A further description of certain types of investments the Fund may make and their risks appear below.  Consistent with the 1940 Act and related Securities and Exchange Commission (“SEC”) rules, the Fund will, under normal circumstances, invest at least 80% of its assets plus borrowing for investment purposes in the type of securities suggested by its name.  The term “assets,” for purposes of the 80% investment policy stated in the Prospectus, means net assets plus borrowing for investment purposes.

CASH MANAGEMENT.  The Fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds.  Generally, these securities offer less potential for gains than other types of securities.

CERTIFICATES OF DEPOSIT, BANKERS’ ACCEPTANCES AND OTHER BANK OBLIGATIONS.  The Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of fund. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. The Fund may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $ 10 0,000 ($250,000 through December 31, 2013).  The Fund may, within the limits set forth in the Prospectus, purchase bank obligations, which are fully insured as to principal by the FDIC.  Currently, to remain fully insured as to principal, these investments must be limited to $100,000 ($250,000 through December 31, 2013) per bank; if the principal amount and accrued interest together exceed $100,000 ($250,000 through December 31, 2013), the excess principal and accrued interest will not be insured.  Insured bank obligations may have limited marketability.  Unless the Adviser, through delegated authority from the Board of Trustees (“Board”), determines that a readily available market exists for such obligations, the Fund will treat such obligations as subject to the 15% limit for illiquid investments as set forth in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

COMMERCIAL PAPER.  The Fund may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

CONVERTIBLE SECURITIES.  The Fund may invest in convertible securities, which are fixed-income securities convertible into common stock.  Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege). At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objectives.

The transactions described in this section may also cause certain Federal income tax consequences described below under the heading “Federal Tax Status.”

DEBT SECURITIES. The Fund may invest in debt securities, which are used by issuers to borrow money.  The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security.  Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values.  Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

EXCHANGE TRADED FUNDS (“ETFs”). The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETF’s.  Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index.  Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund generally will gain or lose value depending on the performance of the index.  ETFs have expenses, including the advisory and administrative fees paid by the ETF, and, as a result, an investor in a Fund is subject to a duplicate level of fees if the Fund invests in ETF’s.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. If available, the Fund may invest in ETFs that are based on fixed income indices, or that are actively managed.

Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by a Fund trades at a discount to net asset value, the Fund could lose money even if the securities in which the ETF invests go up in value.

FOREIGN INVESTING.  The Fund may invest in foreign companies through depositary receipts or by purchasing securities traded on U.S. exchanges.  American Depositary Receipts (ADRs), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include, among others, foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.  Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Fund’s interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing a Fund’s net investment income.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

The Fund may invest in issuers domiciled in "emerging markets," those countries determined by the Adviser to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction.

ILLIQUID OR RESTRICTED SECURITIES.  The Fund may invest up to 15% of its net assets in illiquid securities.  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of the Trust.  If through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under the supervision of the Board of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market, and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest, more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INVESTMENT COMPANIES.  The Fund may purchase shares of registered or unregistered trusts or investment companies, including exchange traded funds that invest principally in securities in which the Fund is authorized to invest. The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund’s investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company assets. The Fund will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the 1940 Act, the Fund generally may not invest more than 10% of its assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company.  Rules recently adopted by the SEC permit the Fund to make investments in affiliated and unaffiliated money market funds in excess of these limits.

LENDING FUND SECURITIES. To generate income for the purpose of helping to meet its operating expenses, the Fund may lend securities to brokers, dealers and other financial organizations.  The Fund’s loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The cash or instruments collateralizing the Fund’s loan of securities will be maintained at all times in a segregated account with the Fund’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Fund’s custodian bank arranges for the Fund’s securities loans and manages collateral received in connection with these loans.

REPURCHASE AGREEMENTS.  The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. A Fund will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net asset value of a Fund would be invested in such agreements or other securities which are not readily marketable.

The Fund will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with the disposition of the collateral if the seller were to default. A Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by the Adviser, pursuant to guidelines or procedures approved by the Board of the Trust, and only when the economic benefit to a Fund is believed to justify the attendant risks. The Fund has adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.  The Fund may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

TEMPORARILY DEFENSIVE POLICIES. The Fund reserves the right to invest without limitation in cash equivalents, preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

TIME DEPOSITS AND VARIABLE RATE NOTES.  The Fund may invest in time deposits and variable rate notes.  Commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Fund will not invest more than 5% of its total assets in variable rate notes. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

WHEN-ISSUED SECURITIES. The Fund may take advantage of offerings of eligible securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. Government securities takes place within ten days. A Fund only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If a Fund chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of a Fund would be so committed.

INVESTMENT RESTRICTIONS

The investment strategies and risks set forth above, and the following policies and limitations supplement those set forth in the Prospectus. For purposes of all of the Fund’s investment policies: (i) all percentage limitations apply immediately after an initial or subsequent purchase; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Fund. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Other than the fundamental investment restrictions set forth below, all investment policies are non-fundamental.  The Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of one class of shares of a Fund will be voted separately on matters affecting only that class.

FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

1.

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, a Fund’s investments would be concentrated in the securities of issuers whose principal business activities are in the same industry.  The following explanation is not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.  The SEC staff currently takes the position that an open-end investment company concentrates its investments in a particular industry if 25% or more of its total assets are invested in issuers within that industry.  This restriction does not limit a Fund from investing in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities or in tax-exempt securities.  In applying the Fund’s fundamental policy concerning industry concentration, the Fund will apply a non-fundamental policy, described hereafter, governing categorization of companies into specific industries.  Concentration will be examined by looking at the company’s particular niche and not its general industry.  In particular, technology companies will be divided according to their products and services; for example,  computer services, semiconductor equipment, computer software and educational software will each be a separate industry.  Furthermore, financial service companies will be classified according to the end users of their services; for example, finance-auto loans, life/health insurance and venture capital will each be considered a separate industry; basic materials companies will be classified according to their products and services; for example, industrial gases, diversified minerals and agricultural chemicals and, utility companies will be divided according to their services; for example, gas-distribution, water, and electric-generation will each be considered a separate industry.

2.

The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3.

The Fund shall not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

4.

The Fund shall not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

5.

The Fund shall not underwrite securities of other issuers except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act in acquiring, disposing of, or re-selling a security.

6.

The Fund shall not make loans, provided that this restriction does not prevent the Fund from purchasing debt securities, entering into repurchase agreements or loaning its assets to broker-dealers, financial organizations or institutional investors.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following policies may be changed by the Board of the Trust without shareholder approval:

1.

The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.

2.

The Fund does not currently intend to borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund’s assets, and except that, if authorized, a Fund may enter into reverse repurchase agreements and engage in “roll” transactions, provided that reverse repurchase agreements, “roll” transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund’s total assets and if the Fund’s borrowing, including reverse repurchase agreements, exceeds 5% of the value of the Fund’s total assets, the Fund will not purchase any additional securities.

3.

The Fund does not currently intend to purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4.

The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

5.

The Fund does not currently intend to make loans in an aggregate amount exceeding one-third of a Fund’s total assets at the time the loan is made, or to lend assets other than securities to other parties, except by (a) lending money (up to 15% of a Fund’s net assets) to a registered investment company or portfolio for which the Adviser or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments.  (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

The investment goal of the Fund is a non-fundamental policy and such policy may be changed by the Board of the Trust without shareholder approval.

POLICIES AND PROCEDURES FOR DISCLOSURE

OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust's policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust's shareholders and those of the Trust's affiliates.

The Fund will disclose their portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  The Fund may also disclose their portfolio holdings by mailing a quarterly report to its shareholders.  In addition, the Fund will disclose their portfolio holdings reports on Forms N-CSR and Form N-Q by two months after the end of each quarter/semi-annual period.

The Fund will post a complete list of its portfolio holdings as of the last day of each fiscal quarter or semi-annual period within 60 days following the end such period on its website at www.SouthernSunFunds.com.  The Fund’s portfolio holdings will remain available on its website at least until the next quarterly update.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Advisor. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio adviser in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

The Bank of New York Mellon.  The Bank of New York Mellon is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

Tait, Weller & Baker, LLP. Tait Weller & Baker, LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

•

Thompson Hine LLP.  Thompson Hine LLP is counsel to the Fund; therefore its personnel have access to the Fund’s portfolio holdings in connection with the review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities to persons, other than those listed above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential.  There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Fund’s Chief Compliance Officer will report periodically to the Board of the Trust with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request.  The Board consists of five (5) individuals, at least four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”).  Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer.  The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan*** Age: 65	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005).	48	AdvisorOne Funds (10 portfolios)
Anthony J. Hertl Age: 59	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	48	AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust
Gary W. Lanzen Age: 55	Trustee Since 2005	Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000).	48	AdvisorOne Funds (10 portfolios)
Mark H. Taylor Age: 45	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Member, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	48	Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Michael Miola**** Age: 57	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	48	AdvisorOne Funds (10 portfolios); Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 47	Secretary Since 2005	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC; (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 40	Treasurer Since 2006

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Lynn Bowley Age: 51	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

***From December 2006 through April 2007, L. Merill Bryan, an Independent Trustee of the Trust, invested $143,080 in a limited liability company (the "LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

**** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year the Audit Committee held ten meetings.

Compensation

Effective June 30, 2009, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $10,000, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to June 30, 2009, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $7,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter.  The table below details the amount of compensation the Trustees received from the Trust during the year ended September 30, 2009.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Directors
L. Merill Bryan	$ 35,000	None	None	$ 45,000
Anthony J. Hertl	$35,000	None	None	$45,000
Gary Lanzen	$35,000	None	None	$45,000
Mark H. Taylor	$35,000	None	None	$45,000
Michael Miola*	None	None	None	None

_______________

*        This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant) and Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

**

There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to the Funds in the Trust.

***

The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Trust as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark Taylor	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider)

Management Ownership

As of January 15, 2009, the Trustees and officers, as a group, owned less than 1.00% of the Funds’ outstanding shares and 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control.

As of January 15, 2010, the following shareholder of record owned 5% or more o f the outstanding shares of the Fund’s Institutional and Investor shares.

Name and Address	Status of Holding	Number of Shares Owned	Percentage Held

Institutional Shares

National Financial

200 Liberty Street

One World Financial Center

Attn: Mutual Funds 5th Floor

New York, NY 10281

Strafe & Co

340 South Cleveland Avenue

BLVD 350

Westerville, OH 43086

Mitra & Co

11270 West Park Place

Suite 400 PPW 08 WM

Milwaukee, WI 53224

	Record Record Record	691,864 178,014 68,095	65.95% 16.97% 6.49%

Investor Shares

Charles Schwab

101 Montgomery Street

San Francisco, CA 94104

Ameritrade Inc,

PO Box 2226

Omaha, NE 68103-2226

National Financial

200 Liberty Street

One World Financial Center

Attn: Mutual Funds 5th Floor

New York, NY 10281

Matrix Settlement & Clearance Services

333 East Main Street

Midland, MI 48640-6511

	Record Record Record Record	1,023,445 912,205 879,830 241,558	27.55% 24.55% 23.68% 6.50%

INVESTMENT ADVISOR

Investment Advisor and Advisory Agreement

The Adviser of the Fund is located at 6000 Poplar Avenue, Suite 220, Memphis, Tennessee 38119. Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”), the Advisor, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, manages the operations of the Fund. Howard Smith and Sally Talarico are the controlling members of the Advisor.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor. The Advisor shall act as the investment advisor to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Advisor also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Fund or the Advisor performing services relating to research, statistical and investment activities.

In addition, the Advisor, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee rate payable by the Fund to SouthernSun Asset Management, Inc. pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets, computed daily and payable monthly:

Expense Limitation
SouthernSun Small Cap Fund – Investor Class shares	1.50%
SouthernSun Small Cap Fund – Institutional Class shares	1.25%

During the fiscal year ended September 30 , 2009, the Fund accrued $ 428,278 in advisory fees. Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Fund who are directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Advisor and the Distributor each have adopted codes of ethics (the “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust the Code, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party.  If the third party’s recommendations are not received in a timely fashion, the Advisor will abstain from voting the securities held by that client’s account. A copy of the Advisor's proxy voting policies is attached hereto as Appendix B.

More information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-866-672-3863 and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

For the services rendered to the Fund pursuant to the Underwriting Agreement, the Fund pays the Distributor a fee equal to a base annual fee of $10,000 for the first Fund and $5,000 for each additional Fund, plus 0.01% on net assets up to $250 million, 0.75% on each Fund’s assets between $250 million and $500 million, 0.50% on each Fund’s net assets between $500 million and $1 billion, and 0.25% on each Fund’s net assets over $1 billion.  The Fund also pays the Distributor for any out-of-pocket expenses.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan for the Fund’s Investor Class shares (the “Rule 12b-1 Plan”) pursuant to appropriate resolutions of the Trustees of the Trust and in accordance with the requirements of Rule 12b-1 promulgated under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. The Rule 12b-1 Plan permits the Fund to finance certain activities, which are primarily intended to sell the Fund’s shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the Rule 12b-1 Plan were incurred within the preceding 12 months and accrued while the Rule 12b-1 Plan was in effect. The Rule 12b-1 Plan was adopted to facilitate the sale of a sufficient number of shares to allow the Fund to achieve economic viability.

The Rule 12b-1 Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of that Fund’s average daily net assets attributable to Investor Class shares. The fee is paid to the Distributor for shareholder servicing and distribution-related activities. The Distributor may waive 12b-1 Plan fees at its discretion and may discontinue the waivers at any time.

Activities covered by the Rule 12b-1 Plan include:

(1) the advertising and marketing of shares of the Fund;

(2) preparing, printing and distributing prospectuses and sales literature to prospective stockholders, brokers or administrators;

(3) implementing and operating the Rule 12b-1 Plan; and

(4) payments to brokers, financial institutions and financial intermediaries (“Intermediaries”) with respect to the Fund’s shareholder accounts to which the Intermediaries have rendered distribution assistance or other services.

During the fiscal year ended September 30 , 2009 the Fund’s Investor Class shares paid $ 123,471 in distribution related fees pursuant to the Rule 12b-1 Plan.   For the fiscal year indicated below, the Fund incurred the following allocated distribution expenses:

Actual 12b-1 Expenditures Paid by SouthernSun Small Cap Fund

 Shares During the Fiscal Year Ended September 30 , 2009

Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$ 22,824
Payment to dealers	$ 100,647
Compensation to sales personnel	None
Other	None
Total	$ 123,471

The Distributor is required to report in writing to the Board, at least quarterly, on the amounts and purpose of any payment made under the Rule 12b-1 Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Trustees to make an informed determination of whether the Rule 12b-1 Plan should be continued.

The initial term of the Rule 12b-1 Plan is one year and this will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan and Agreement may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund. The Rule 12b-1 Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGER

Michael W. Cook, Sr. is the portfolio manager of the Fund and is responsible for the day-to-day management of the Fund.  As of September 30 , 2009, Mr. Cook, Sr. was responsible for the management of the following types of accounts in addition to the SouthernSun Small Cap Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Michael W. Cook
Registered Investment Companies	3	$69.3 million	N/A	N/A
Other Pooled Investment Vehicles	5	$49.2 million	1	2.0 million
Other Accounts	2,029	$ 1.1 billion	N/A	N/A

Conflicts of Interest

As indicated in the table above, the portfolio manager may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser have adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Adviser utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation

Mr. Cook, Sr. receives a fixed salary, retirement plan and other fringe benefit arrangements from SouthernSun in addition to his indirect ownership interest in SouthernSun.

Ownership

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Fund as of September 30 , 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Predecessor Fund
Michael W. Cook	$50,001-$100,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers. The Advisor is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Advisor for the Fund’s use. Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

For the fiscal period ended September 30 , 2009, the Fund paid brokerage commissions of $ 114,170.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

For the fiscal year ended September 30 , 2009, the Fund’s portfolio turnover rate was 49%.

OTHER SERVICE PROVIDERS

Fund Administration

The administrator for the Fund is Gemini Fund Services, LLC, (“GFS”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to an Administration Service Agreement with the Fund, GFS provides administrative services to the Fund, subject to the supervision of the Board. GFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on June 22, 2006.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or GFS on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GFS or reckless disregard of its obligations thereunder, GFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, GFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Fund by GFS, the Fund pays GFS a fund administration fee equal to the greater of a minimum fee of $20,000 or 0.03% on the first $100 million of net assets, 0.02% on the next $300 million of net assets and 0.01% on net assets greater than $400 million. The Fund also pays GFS for any out-of-pocket expenses. During the fiscal year ended September 30 , 2009, the Fund paid $ 36,584 for administrative fees.

Fund Accounting

GFS, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund under the Fund Accounting Service Agreement, the Fund pays the GFS a fee equal to a base annual fee of $25,000 plus or 0.0125% on net assets of $200 million and 0.01% on net assets greater than $300 million. The Fund also pays the GFS for any out-of-pocket expenses.  During the fiscal year ended September 30 , 2009, the Fund paid $ 24,714 for administrative fees.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with Fund. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund under the Transfer Agency Service Agreement, the Fund pays the Administrator a transfer agency fee equal to a minimum fee of $15,000 or $14 per account. The Fund also pays the Administrator for any out-of-pocket expenses.  During the fiscal year ended September 30 , 2009, the Fund paid $ 27,524 for administrative fees.

Custodian

Bank of New York Mellon (“BONY” or the “Custodian”), One Wall Street, 25th Floor, New York, New York 10286, serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between BONY and the Trust on behalf of the Fund.  BONY’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, BONY also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

GFS serves as “Custody Administrator” under the Fund’s Custody Agreement with BNY, and receives a share of the fees paid to the Custodian for performing certain administrative tasks normally performed by the Custodian, as well as certain enhanced reporting in connection with these functions.  For these services, GFS receives a share of the asset-based custody fee as well as a portion of certain transaction fees paid under the Custody Agreement.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  For the fiscal year ended September 30, 2009, the Fund paid $ 12,098 in compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Tait, Weller & Baker LLP, located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103, as its independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Report for the Fund for the fiscal period ended September 30, 2009.  You can obtain a copy of the Annual Report without charge by calling the Fund at 1-866-672-3863.

APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

PROXY VOTING POLICIES AND PROCEDURES

(Adopted July 8, 2003 and Revised January 27, 2009)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 as amended (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, SouthernSun Asset Management, Inc. (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to  make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.  As advisor to the SouthernSun Fund (the “Fund”), a series of the Northern Lights Fund Trust (the “Trust”), we will vote proxies of the Fund solely in the interest of its shareholders.  We will not subordinate the interests of the Fund to any unrelated objectives.  We will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.  In such a case, a memorandum will be prepared detailing the potential issues and/or conflicts of interest.  The memorandum and proxy materials will then be reviewed and discussed by us before a decision is made on how to vote the proxy.  Once the matter is discussed, the proxy will be voted based on our decision.  The documentation will be maintained with the copy of the proxy vote submitted in the proxy file.  We will report to the Board of Trustees of the Trust, on a regular basis but not less than annually, any conflicts of interest that arose from proxy votes and how such conflicts were resolved.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  We will evaluate board structures on a case-by-case basis.

Approval of Independent Registered Public Accounting Firm

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

3.

Using restricted stock grants instead of options.

4.

Awards based on non-discretionary grants specified by the plan’s terms rather than subject to management’s discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

1.

Annual option grants that would exceed 2% of outstanding shares.

2.

Ability to issue options with an exercise price below the stock’s current market price.

3.

Automatic share replenishment (“evergreen”) feature.

4.

Authorization to permit the board of directors to materially amend a plan without shareholder approval.

5.

Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we generally support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans which when triggered by a hostile acquisition attempt give shareholders share purchase or sale rights so far out of line with the market as to advantage certain shareholders at the risk of diminution of wealth to the company, also known as poison pills, such measures may tend to entrench current management, which we may consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

Records Retention

We will maintain the following records:

•

Copies of all policies and procedures written

•

A copy of each proxy statement received

•

A record of each vote cast

•

A copy of any document created that was material to making a decision how to vote proxies or that memorializes the basis for that decision.

We will maintain a copy of each written client request for information on voted proxies on behalf of such fund, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client fund.

We will maintain records of our proxy voting and any document created that was material in determining the vote for at least five years (2 years on site.)

Proposals Specific to Registered Investment Companies

The Fund may invest in other investment companies that are not affiliated (“Underlying Fund”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Fund in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is our policy to vote all proxies received from the Underlying Fund in the same proportion that all shares of the Underlying Fund are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by our CCO for future reference.

REVIEW OF PROXY VOTING AND GUIDELINES

The Board of Trustees of the Trust will conduct an annual review of the past year’s proxy voting as well as the guidelines established for proxy voting. Documentation will be maintained of this review.  A report setting forth the results of this review will be maintained by the Board of Trustees.

SEC FILINGS

We will file Form N-PX containing the Fund’s complete proxy voting record for the twelve-month period ended June 30 with the SEC by August 31 of each year.  We will file these Proxy Voting Policies and Procedures in the Fund’s Registration Statement.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling (901) 333-6980.  We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

When proxies have not been received on behalf of a client, we will make reasonable efforts to obtain missing proxies.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

Northern Lights Fund Trust

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)	Agreement and Declaration of Trust dated January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
(a)(2)

Certificate of Trust as filed with the State of Delaware on January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)	By-Laws, effective as of January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.
(c)

Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Investment Advisory Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(d)(2)

Investment Advisory Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(d)(3)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to the Arrow DWA Balanced Fund and Arrow DWA Tactical Fund, previously filed on June 2, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Investment Advisory Agreement to include Arrow DWA Systematic RS Fund to be filed by amendment.

(d)(4)

Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Balanced Fund, is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(d)(5)

Investment Advisory Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(6)

Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Fund, and Changing Parameters, LLC, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(7)

Investment Advisory Agreement between the Registrant, with respect to The Palantir Fund, and Palantir Capital Management, Ltd., previously filed on May 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 20, and hereby incorporated by reference.

(d)(8)

Investment Advisory Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc., previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(d)(9)

Investment Advisory Agreement between the Registrant, with respect to Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(d)(10)

Investment Advisory Agreement between the Registrant, with respect to Arrow Alternative Solutions Fund, and Arrow Investment Advisors, LLC, previously filed on July 31, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 27, and hereby incorporated by reference.

(d)(11)

Investment Advisory Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(d)(12)

Investment Advisory Agreement between the Registrant and Wayne Hummer Asset Management Company, with respect to Wayne Hummer Large Cap Core Fund, Wayne Hummer Real Estate 130/30 Fund and Wayne Hummer Small Cap Core Fund previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(d)(13)

Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Tactical Fund, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(14)

Investment Advisory Agreement between the Registrant, with respect to EAS Genesis Fund and Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(15)

Investment Advisory Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(16)

Investment Advisory Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(d)(17)

Investment Advisory Agreement between the Registrant, with respect to the MutualHedge Event Driven Legends Fund and MutualHedge Long-Short Legends Fund, and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(d)(18)

Investment Advisory Agreement between the Registrant, with respect to the Oxford Global Total Return Fund, and The Oxford Private Client Group, LLC, previously filed on July 29, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 54, and hereby incorporated by reference.

(d)(19)

Investment Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(20)

Investment Advisory Agreement between the Registrant, with respect to the Wade Core Destination Fund and Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(21)

Investment Advisory Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun Mid Cap Fund, previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.

(d)(22)

Investment Advisory Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(d)(23)

Investment Advisory Agreement between the Registrant, with respect to the Leader Short Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(d)(24)	Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Systematic RS Fund to be filed by amendment.
(d)(25)

Investment Advisory Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc., previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(d)(26)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Anchor Capital Management Group, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(27)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Traub Capital Management, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(28)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Bandon Capital Management, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(29)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Heritage Capital, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(30)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Schreiner Capital Management, Inc., with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(31)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, Ltd., with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(32)

Investment Advisory Agreement between the Registrant, with respect to the Incline Capital Long/Short Fund and Incline Asset Management, LLC previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(33)

Investment Advisory Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(34)

Investment Advisory Agreement between Bull Path Capital Management LLC and the Registrant, with respect to Bull Path Long-Short Equity Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(35)

Investment Advisory Agreement between Summit Portfolio Advisors, LLC and the Registrant, with respect to The Collar Fund previously filed on May 11, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 85, and hereby incorporated by reference.

(d)(36)

Investment Advisory Agreement between Montebello Partners, LLC and the Registrant, with respect to the GMG Defensive Beta Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(37)	Investment Sub-Advisory Agreement between Montebello Partners, LLC and Barclays Capital Fund Services-Americas, with respect to GMG Defensive Beta Fund to be filed by amendment.
(d)(38)

Investment Advisory Agreement between Chariot Advisors, LLC and the Registrant, with respect to the Chariot Absolute Return Currency Fund previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(d)(39)

Investment Sub-Advisory Agreement between Wayne Hummer Asset Management Company, LLC and Advanced Investment Partners, LLC, with respect to Wayne Hummer Large Cap Core Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(40)

Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Bond Asset Allocation Fund previously filed on July 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 94, and hereby incorporated by reference.

(d)(41)

Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to the Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(d)(42)

Investment Advisory Agreement between Rady Asset Management, LLC and the Registrant, with respect to the Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(43)

Investment Advisory Agreement between Lacerte Capital Advisors, LLC and the Registrant, with respect to The Lacerte Guardian Fund previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(44)

Investment Advisory Agreement between Equinox Fund Management, LLC and the Registrant, with respect to MutualHedge Frontier Legends Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(d)(45)

Interim Investment Advisory Agreement between Winans International Investment Management, Inc. and the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(d)(46)

Investment Advisory Agreement between WI Mutual Funds, LLC and the Registrant, with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(47)

Investment Sub-Advisory Agreement between WI Mutual Funds, LLC and Winans International, Inc., with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(48)

Investment Advisory Agreement between Investment Partners Asset Management, Inc. and the Registrant, with respect to Investment Partners Opportunities Fund previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(d)(49)

Sub-Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and FocusPoint Solutions, Inc. previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(50)

Investment Advisory Agreement between Biondo Investment Advisors, LLC and the Registrant, with respect to The Biondo Focus Fund previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(51)

Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund to be filed by amendment.

(d)(52)	Investment Advisory Agreement between Strategic Advisors, LLC and the Registrant, with respect to the Strategic Investing Long/Short Fund is filed herewith.
(e)(1)

Underwriting Agreement between the Registrant and Northern Lights Distributors LLC, previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(e)(2)

Underwriting Agreement between the Registrant and Foreside Distribution Services, LP with respect to The Leader Short-Term Bond Fund, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts - NONE
(g)(1)

Custody Agreement between the Registrant and The Bank of New York Mellon, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(g)(2)

Custody Agreement between the Registrant and the First National Bank of Omaha is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(g)(3)

Custody Agreement between the Registrant and Union Bank of California, N.A., with respect to the MutualHedge Funds, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(4)

Custody Agreement between the Registrant and Fifth Third Bank, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(h)(1)

Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(2)

Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(3)

Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(4)

Expense Limitation Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(h)(5)

Expense Limitation Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(h)(6)

Expense Limitation Agreement between the Registrant, with respect to the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) and Capital Group, Inc. (D.B.A. Biltmore Investment Group), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(h)(7)

Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow DWA Balanced Fund, Arrow DWA Tactical Fund and Arrow Alternative Solutions Fund, previously filed on May 30, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Expense Limitation Agreement to include Arrow DWA Systematic RS Fund is filed herewith.

(h)(8)

Expense Limitation Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(h)(9)

Expense Limitation Agreement between the Registrant, with respect to The Palantir Fund, and Palantir Capital Management, Ltd., previously filed on May 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 20, and hereby incorporated by reference.

(h)(10)

Expense Limitation Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(h)(11)

Expense Limitation Agreement between the Registrant, with respect to The Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(h)(12)

Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(h)(13)

Custody Administration Agreement between Registrant and the Administrator, with respect to certain Funds of the Trust that use First National Bank of Omaha as Custodian, is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(h)(14)

Expense Limitation Agreement between the Registrant and Wayne Hummer Asset Management Company, with respect to Wayne Hummer Large Cap Core Fund, Wayne Hummer Real Estate 130/30 Fund and Wayne Hummer Small Cap Core Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(15)

Advisory Fee Waiver Agreement between the Registrant and Wayne Hummer Asset Management Company, with respect to Wayne Hummer Large Cap Core Fund is previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(16)

Expense Limitation Agreement between the Registrant, with respect EAS Genesis Fund and Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(17)

Expense Limitation Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(18)

Expense Limitation Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(h)(19)

Expense Limitation Agreement between the Registrant, with respect to the MutualHedge Funds and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(h)(20)

Expense Limitation Agreement between the Registrant, with respect to the Oxford Global Total Return Fund and The Oxford Private Client Group, LLC, previously filed on July 29, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 54, and hereby incorporated by reference.

(h)(21)

Expense Limitation Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(22)

Expense Limitation Agreement between the Registrant, with to the Wade Core Destination Fund and Wade Financial Group previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(h)(23)

Expense Limitation Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun Mid Cap Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.

(h)(24)

Expense Limitation Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(h)(25)

Expense Limitation Agreement between the Registrant, with respect to Leader Short-Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(h)(26)

Expense Limitation Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc. previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(27)

Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Long/Short Fund and Incline Asset Management, LLC previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(28)

Expense Limitation Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(29)

Expense Limitation Agreement between Bull Path Capital Management, LLC and the Registrant, with respect to Bull Path Long-Short Equity Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(h)(30)

Expense Limitation Agreement between the Registrant, with respect to the GMG Defensive Beta Fund and Montebello Partners, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(31)

Expense Limitation Agreement between the Registrant, with respect to the Chariot Absolute Return Currency Fund and Chariot Advisors, LLC previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(h)(32)

Expense Limitation Agreement between the Registrant, with respect to the Astor Long/Short Fund and Astor Asset Management, LLC previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by       reference.

(h)(33)

Expense Limitation Agreement between the Registrant, with respect Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) and Rady Asset Management, LLC previously filed on August 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 98, and hereby incorporated by reference.

(h)(34)

Expense Limitation Agreement between the Registrant, with respect to The Lacerte Guardian Fund and Lacerte Capital Advisors, LLC previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(h)(35)

Expense Limitation Agreement between the Registrant, with respect to MutualHedge Frontier Legends Fund and Equinox Fund Management, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(36)

Interim Expense Limitation Agreement between the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(h)(37)

Expense Limitation Agreement between the Registrant, with respect to Investment Partners Opportunities Fund and Investment Partners Asset Management, Inc. previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(38)

Fund Services Agreement between the Registrant and Gemini Fund Services, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(h)(39)

Expense Limitation Agreement between the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund and Toews Corporation to be filed by amendment.

(h)(40)

Interim Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Long/Short Fund and Incline Asset Management, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(41)	Expense Limitation Agreement between the Registrant, with respect to Strategic Investing Long/Short Fund and Strategic Advisors, LLC is filed herewith.
(h)(42)

Advisory Fee Waiver Agreement between the Registrant and Summit Portfolio Advisors, LLC with respect to The Collar Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(i)(1)	Opinion of Counsel previously filed on October 20, 2009, to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.
(i)(2)	Consent of Counsel is filed herewith.
(j)(1)	Consent s of Independent Auditor s is filed herewith.
(j)(2)

Powers of Attorney of Anthony J. Hertl, Michael Miola, L. Merill Bryan, Gary W. Lanzen, Mark Taylor, Andrew Rogers and Kevin Wolf previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)

Rule 12b-1 Plan of the Adaptive Allocation Fund (previously known as Critical Math Fund), previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(m)(2)	Rule 12b-1 Plan of The Biondo Growth Fund, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.
(m)(3)

Rule 12b-1 Plan of the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(m)(4)	Rule 12b-1 Plan of the Arrow DWA Balanced Fund previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(m)(5)

Rule 12b-1 Plan of the Autopilot Managed Growth Fund previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(m)(6)

Rule 12b-1 Plan of the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund previously filed on May 10, 2007 in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(m)(7)	Rule 12b-1 Plan of Gratio Values Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(8)

Rule 12b-1 Plan of Investor Class Shares of The Biondo Growth Fund, previously filed on February 1, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 36, and hereby incorporated by reference.

(m)(9)

Rule 12b-1 Plan of Arrow Alternative Solutions Fund, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(m)(10)

Rule 12b-1 Plan of Sierra Core Retirement Fund, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(m)(11)	Rule 12b-1 Plan of Arrow DWA Tactical Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(12)	Rule 12b-1 Plan of EAS Genesis Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(13)	Rule 12b-1 Plan of KCM Macro Trends Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(14)

Rule 12b-1 Plan of EM Capital India Gateway Fund, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(m)(15)

Rule 12b-1 Plan of Wayne Hummer Large Cap Core Fund, previously filed on May 22, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 44, and hereby incorporated by reference.

(m)(16)	Rule 12b-1 Plan of MutualHedge Funds previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(17)

Rule 12b-1 Plan of Oxford Global Total Return Fund, previously filed on August 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 60, and hereby incorporated by reference.

(m)(18)	Rule 12b-1 Plan of Wade Core Destination Fund previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.
(m)(19)	Rule 12b-1 Plan of SouthernSun Small Cap Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(20)	Rule 12b-1 Plan of Leader Short-Term Bond Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(21)	Rule 12b-1 Plan of Arrow DWA Systematic RS Fund to be filed by amendment.
(m)(22)

Rule 12b-1 Plan of Wayne Hummer Real Estate 130/30 Fund and Wayne Hummer Small Cap Core Fund previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(m)(23)	Rule 12b-1 Plan of SouthernSun Mid Cap Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(24)

Rule 12b-1 Plan of CMG Absolute Return Strategies Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(25)

Rule 12b-1 Plan of Incline Capital Long/Short Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(26)	Rule 12b-1 Plan of The Currency Strategies Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(m)(27)

Rule 12b-1 Plan of Bull Path Long-Short Equity Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(m)(28)	Rule 12b-1 Plan of GMG Defensive Beta Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(29)

Rule 12b-1 Plan of Chariot Absolute Return Currency Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(30)

Rule 12b-1 Plan of BTS Bond Asset Allocation Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(31)	Rule 12b-1 Plan of Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(32)

Rule 12b-1 Plan of Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109 and hereby incorporated by reference.

(m)(33)	Rule 12b-1 Plan of The Lacerte Guardian Fund previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.
(m)(34)	Rule 12b-1 Plan of MutualHedge Frontier Legends Fund is filed herewith.
(m)(35)

Rule 12b-1 Plan of Investment Partners Opportunities Fund previously filed on November 16, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 112, and hereby incorporated by reference.

(m)(36)	Rule 12b-1 Plan of The Biondo Focus Fund is filed herewith.
(m)(37)	Rule 12b-1 Plan of Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund to be filed by amendment.
(m)(38)

Rule 12b-1 Plan of Generations Multi-Strategy Fund, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(m)(39)	Rule 12b-1 Plan of Strategic Investing Long/Short Fund to be filed by amendment.
(n)	Rule 18f-3 Plan previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.
(p)(1)

Code of Ethics of Northern Lights Distributors, LLC, previously filed on October 30, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 32, and hereby incorporated by reference.

(p)(2)	Code of Ethics of Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.
(p)(3)

Code of Ethics of Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(p)(4)

Code of Ethics of Capital Group, Inc. (D.B.A. Biltmore Investment Group) previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(p)(5)	Code of Ethics of Arrow Investment Advisors, LLC previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(p)(6)

Code of Ethics of Dorsey, Wright & Associates, Inc previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.

(p)(7)

Code of Ethics of Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(p)(8)	Code of Ethics of Changing Parameters, LLC previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.
(p)(9)

Code of Ethics of Palantir Capital Management, Ltd. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(10)

Code of Ethics of The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(11)

Code of Ethics of Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(12)

Code of Ethics of Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(p)(13)

Code of Ethics of Anchor Capital Management Group, Inc., previously filed on February 12, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 37, and hereby incorporated by reference.

(p)(14)

Code of Ethics of Wayne Hummer Asset Management Company, previously filed on March 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 40, and hereby incorporated by reference.

(p)(15)	Code of Ethics of Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.
(p)(16)

Code of Ethics of Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(p)(17)	Code of Ethics of EM Capital Management, LLC previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(p)(18)	Code of Ethics of Equinox Fund Management, LLC, previously filed on July 9, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.
(p)(19)

Code of Ethics of The Oxford Private Client Group, LLC, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(p)(20)	Code of Ethics of Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(21)	Code of Ethics of Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(22)

Code of Ethics of SouthernSun Asset Management, Inc. previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(p)(23)	Code of Ethics of Toews Corporation, previously filed on November 7, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 70, and hereby incorporated by reference.
(p)(24)	Code of Ethics of Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.
(p)(25)

Code of Ethics of CMG Capital Management Group, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(26) (p)(27) (p)(28) (p)(29) (p)(30)

Code of Ethics of Traub Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

Code of Ethics of Bandon Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

Code of Ethics of Heritage Capital, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

Code of Ethics of Schreiner Capital Management, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

Code of Ethics of Scotia Partners, Ltd. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(31) (p)(32) (p)(33)

Code of Ethics of Incline Asset Management, LLC previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

Code of Ethics of Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

Code of Ethics of Bull Path Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(34) (p)(35) (p)(36)

Code of Ethics of Summit Portfolios Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

Code of Ethics of Montebello Partners, LLC previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

Code of Ethics of Chariot Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(p)(37) (p)(38) (p)(39) (p)(40)

Code of Ethics of BTS Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.

Code of Ethics of Astor Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.

Code of Ethics of Rady Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.

Code of Ethics of Lacerte Capital Advisors, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(p)(41)

Code of Ethics of Barclays Capital Fund Services-Americas previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(p)(42)

Code of Ethics of Winans International Investment Management, Inc. previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.

(p)(43)

Code of Ethics of Investment Partners Asset Management, Inc. previously filed on October 2, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.

(p)(44)	Code of Ethics of FocusPoint Solutions, Inc. to be filed by amendment
(p)(45)	Code of Ethics of Strategic Advisors, LLC to be filed by amendment.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

The Fund Accounting, Transfer Agency and Administration Service Agreements with Gemini Fund Services (GFS) provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with this Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement.  NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Critical Math Advisors LLC, the Adviser to the Adaptive Allocation Fund -- File No. 801 - 65306

Biondo Investment Advisors, LLC, the Adviser to The Biondo Growth Fund and The Biondo Focus Fund-- File No. 801 - 62775

Arrow Investment Advisors, LLC, the Adviser to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund and Arrow Alternative Solutions Fund -- File No. 801 - 66595

Dorsey, Wright & Associates, Inc., the Sub-Adviser to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund -- File No. 801 - 29045

Rhoads Lucca Capital Partners, LP, the Adviser to Autopilot Managed Growth Fund -- File No. 801 - 64590

Changing Parameters, LLC, the Adviser to Changing Parameters Fund -- File No. 801-63495

Palantir Capital Management, Ltd., the Adviser to Palantir Fund -- File No. 801 - 63362

The Pacific Financial Group, Inc., the Adviser to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund -- File No. 801 - 18151

Sherwood Advisors, LLC (D.B.A. Gratio Capital), the Adviser to Gratio Values Fund -- File No. 801 - 68764

Wright Fund Management, LLC, the Adviser of Sierra Core Retirement Fund – File No. 801- 68554

Wayne Hummer Asset Management Company, the Adviser of Wayne Hummer Large Cap Core Fund, Wayne Hummer Real Estate 130/30 Fund and Wayne Hummer Small Cap Core Fund – File No. 801 – 16937

Emerald Asset Advisors, LLC, the Adviser of EAS Genesis Fund – File No. 801 – 56946

Kerns Capital Management, Inc., the Adviser of the KCM Macro Trends Fund – File No. 801 – 57482

EM Capital Management, LLC, the Adviser of the EM Capital India Gateway Fund – File No. 801 – 65860

The Oxford Private Client Group, LLC, the Adviser of the Oxford Global Total Return Fund – File No. 801- 64694

Equinox Fund Management, LLC, the Adviser of the MutualHedge Funds – File No. 801- 67852

Three G Financial, LLC, the Adviser of the Generations Multi-Strategy Fund – File No. 801- 69579

Wade Financial Group, the Adviser of the Wade Core Destination Fund – File No. 801-47676

SouthernSun Asset Management, Inc., the Adviser of the SouthernSun Small Cap Fund and SouthernSun Mid Cap Fund – File No. 801- 34451

Toews Corporation, the Adviser of the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund – File No. 801- 47765

Leader Capital Corp., the Adviser of the Leader Short Term Bond Fund – File No. 801- 56684

CMG Capital Management Group, Inc, the Adviser of the CMG Absolute Return Strategies Fund – File No. 801-43455

Anchor Capital Management Group, LLC, Sub-Adviser of the CMG Absolute Return Strategies Fund – File No. - 801-69345

Traub Capital Management, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-70068.

Bandon Capital Management, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-68367

Heritage Capital, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-70050.

Schreiner Capital Management, Inc., the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-45366

Scotia Partners, Ltd., the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-69997.

Incline Asset Management, LLC, the Adviser of the Incline Capital Long/Short Fund – File No. 801-69747

Sarasota Capital Partners, LLC, the Adviser of The Currency Strategies Fund – File No. 801-68409

Bull Path Capital Management, LLC, the Adviser of Bull Path Long-Short Equity Fund and Bull Path Mid-Cap Growth Fund – File No. 801- 65532

Summit Portfolio Advisors, LLC, the Adviser of The Collar Fund – File No. 801-70098

Montebello Partners, LLC, the Adviser of the GMG Defensive Beta Fund – File No. 801-70164

Barclays Capital Fund Services, the Sub-Adviser of the GMG Defensive Beta Fund – File No. 801-69700

Chariot Advisors, LLC, the Adviser of the Chariot Absolute Currency Fund – File No. 801-69623.

BTS Asset Management, Inc., the Adviser of the BTS Bond Asset Allocation Fund – File No.

801-14895.

Astor Asset Management, LLC, the Adviser of the Astor Long/Short Fund – File No. 801-61526.

Rady Asset Management, LLC, the Adviser of the Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund – File No. 801-70446.

Lacerte Capital Advisors, LLC, the Adviser of The Lacerte Guardian Fund – File No. 801-68358.

Winans International Investment Management Inc., the Adviser of the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) – File No.801-43327.

Investment Partners Asset Management, Inc., the Adviser of the Investment Partners Opportunities Fund – File No. 801-61906.

FocusPoint Solutions, Inc., the Sub-Adviser of the Generations Multi-Strategy Fund – File No. 801-63028.

Strategic Advisors, LLC, the Adviser of Strategic Investing Long/Short Fund – File No. to be filed by amendment.

ITEM 32.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), the principal underwriter to The Biondo Growth Fund,  Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), Adaptive Allocation Fund, Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, Autopilot Managed Growth Fund, Changing Parameters Fund, Gratio Values Fund, Palantir Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, Sierra Core Retirement Fund, EAS Genesis Fund, Wayne Hummer Large Cap Core Fund, KCM Macro Trends Fund, EM Capital India Gateway Fund, Oxford Global Total Return Fund, Generations Multi-Strategy Fund, MutualHedge Funds, Wade Core Destination Fund, SouthernSun Small Cap Fund, SouthernSun Mid Cap Fund, Toews Hedged Emerging Markets Fund, Wayne Hummer Real Estate 130/30 Fund, Wayne Hummer Small Cap Core Fund, CMG Absolute Return Strategies Fund, Incline Capital Long/Short Fund, The Currency Strategies Fund, Bull Path Long-Short Equity Fund, Bull Path Mid-Cap Growth Fund, The Collar Fund, GMG Defensive Beta Fund, Chariot Absolute Currency Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund, Rady Opportunistic Value Fund, Rady Contrarian Long/Short Fund, The Lacerte Guardian Fund, MutualHedge Frontier Legends Fund, Investment Partners Opportunities Fund, The Biondo Focus Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund and  Strategic Investing Long/Short Fund also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, Miller Investment Trust, the North Country Funds, Northern Lights Variable Trust, Roge Partners Funds and The Saratoga Advantage Trust.

Foreside Distribution Services, LP (“Foreside”) serves as the underwriter to the Leader Short-Term Bond Fund and also acts as principal underwriter for the following:

American Independence Funds Trust, The Bjurman, Barry Funds, Capital One Funds, Commonwealth International Series Trust, The Coventry Group, Coventry Funds Trust, First Focus Funds, Inc., HSBC Advisor Funds Trust, HSBC Investor Funds, Lou Holland Trust, Pacific Capital Funds (including CATS and Hawaiian Trust), PNC Funds, RMR Series Trust, STI Classic Funds, STI Classic Variable Trust, The 3800 Fund, The Blue Fund Group and Vintage Mutual Funds, Inc.

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
W. Patrick Clarke	Manager	None
Brian Nielsen	Manager, President, Secretary	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

Foreside Distribution Services, LP is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of Foreside is 10 High Street, Suite 302, Boston, MA 02110.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Mark S. Redman	President and Director	None
Elliott Dobin	Secretary	None
Wayne A. Rose	Co-Chief Compliance Officer	None
Linda C. Carley	Chief Compliance Officer	None
James E. (Ed) Pike	Financial and Operations Principal	None

(c)

Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to The Biondo Growth Fund, Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, Changing Parameters Fund, Gratio Values Fund, Palantir Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund and The Biondo Focus Fund pursuant to a Custody Agreement between BONY and the Trust.

First National Bank of Omaha (“FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Adaptive Allocation Fund, the Autopilot Managed Growth Fund, Sierra Core Retirement Fund, Wayne Hummer Large Cap Core Fund, EAS Genesis Fund, Wade Core Destination Fund, SouthernSun Small Cap Fund, SouthernSun Mid Cap Fund, Wayne Hummer Real Estate 130/30 Fund, Wayne Hummer Small Cap Core Fund and Incline Capital Long/Short Fund pursuant to a Custody Agreement between FNBO and the Trust.

Union Bank, National Association, 350 California Street 6th Floor, San Francisco, California  94104 (UBOC), provides custodian services to the MutualHedge Funds, Bull Path Long-Short Equity Fund, Bull Path Mid-Cap Growth Fund, The Collar Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund, Rady Opportunistic Value Fund, Rady Contrarian Long/Short Fund, The Lacerte Guardian Fund, Investment Partners Opportunities Fund and Strategic Investing Long/Short Fund pursuant to a Custody Agreement between UBOC and the Trust.

Fifth Third Bank (“Fifth Third”), 38 Fountain Square Plaza Cincinnati, Ohio 45263, provides custodian services to KCM Macro Trends Fund, Generations Multi-Strategy Fund, the Leader Short-Term Bond Fund, Toews Hedged Emerging Markets Fund, CMG Absolute Return Strategies Fund, The Currency Strategies Fund, Chariot Absolute Return Currency Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund pursuant to a Custody Agreement between Fifth Third and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137, serves as principal underwriter for The Biondo Growth Fund,  Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), Adaptive Allocation Fund, Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, Autopilot Managed Growth Fund, Changing Parameters Fund, Gratio Values Fund, Palantir Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, Sierra Core Retirement Fund, EAS Genesis Fund, Wayne Hummer Large Cap Core Fund, KCM Macro Trends Fund, EM Capital India Gateway Fund, Generations Multi-Strategy Fund, MutualHedge Funds, Wade Core Destination Fund, SouthernSun Small Cap Fund, SouthernSun Mid Cap Fund, Wayne Hummer Real Estate 130/30 Fund, Wayne Hummer Small Cap Core Fund, CMG Absolute Return Strategies Fund, Incline Capital Long/Short Fund, The Currency Strategies Fund, Bull Path Long-Short Equity Fund, Bull Path Mid-Cap Growth Fund, The Collar Fund, Chariot Absolute Currency Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund, Rady Opportunistic Value Fund, Rady Contrarian Long/Short Fund, The Lacerte Guardian Fund, Winans L/S History Fund, MutualHedge Frontier Legends Fund, Investment Partners Opportunities Fund, The Biondo Focus Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund and Strategic Investing Long/Short Fund maintains all records required to be maintained pursuant to the Fund’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Foreside Distribution Services, LP, located at 10 High Street, Suite 302, Boston, MA 02110, serves as principal underwriter for the Leader Short-Term Bond Fund and maintains all records required to be maintained pursuant to the Fund’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Critical Math Advisors LLC, located at 29 Emmons Drive, Suite A-20, Princeton, NJ  08540, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Adaptive Allocation Fund.

Biondo Investment Advisors, LLC, located at 544 Routes 6 & 209, PO Box 909, Milford, Pennsylvania 18337, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Biondo Growth Fund and The Biondo Focus Fund.

Arrow Investment Advisors, LLC, located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund and Arrow Alternative Solutions Fund.

Dorsey, Wright & Associates, Inc., located at with offices at 8014 Midlothian Turnpike, Richmond, Virginia 23235 and 595 East Colorado Blvd., Suite 307, Pasadena, CA  91101, pursuant to the Sub-Advisory Agreement with Arrow Investment Advisors, LLC, maintains all records required pursuant to such agreement with respect to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund.

Rhoads Lucca Capital Partners, LP, located at 14911 Quorum Drive, Suite 380, Dallas Texas 75254, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Autopilot Managed Growth Fund.

Changing Parameters, LLC, located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Changing Parameters Fund.

Palantir Capital Management, Ltd., located at 3355 West Alabama, Suite 1025, Houston, Texas 77098, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Palantir Fund.

The Pacific Financial Group, Inc., located at 10900 NE 8th Street, Suite 1523, Bellevue, WA 98004, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund.

Sherwood Advisors, LLC (D.B.A. Gratio Capital), located at 1 Liberty Plaza, 27th floor, New York, NY 10006 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Gratio Values Fund.

Wright Fund Management, LLC, located at 3420 Ocean Park Boulevard, Santa Monica, CA  90405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Sierra Core Retirement Fund.

Wayne Hummer Asset Management Company, located at 222 South Riverside Plaza, 28th Floor, Chicago, Illinois 60606, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Wayne Hummer Large Cap Core Fund, Wayne Hummer Real Estate 130/30 Fund and Wayne Hummer Small Cap Core Fund.

Emerald Asset Advisors, LLC, located at 2843 Executive Park Drive, Weston, Florida 33331, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to EAS Genesis Fund.

Kerns Capital Management, Inc., located at Galleria Financial Center, 5075 Westheimer Road, Suite 1177, Houston, Texas 77056, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the KCM Macro Trends Fund.

EM Capital Management, LLC, located at 920 Country Club Drive, Suite 1-E, Moraga, CA 94556, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to EM Capital India Gateway Fund.

The Oxford Private Client Group, LLC, 1900 LaSalle Avenue N., Minneapolis, Minnesota pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the MutualHedge Funds.

Equinox Fund Management, LLC, 1660 Lincoln Street, Suite 100, Denver, CO 80264, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the MutualHedge Funds.

Three G Financial, LLC, 5940 South Rainbow Boulevard, Las Vegas, Nevada 89118, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Wade Financial Group, 5500 Wayzata Blvd, STE 200, Minneapolis, MN 55416, pursuant to the Advisory Agreement with the Trust, maintains all records, required pursuant to such agreement with respect to the Wade Core Destination Fund.

SouthernSun Asset Management, Inc., 6000 Poplar Avenue, Suite 220, Memphis, Tennessee  38119, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SouthernSun Small Cap Fund and SouthernSun Mid Cap Fund.

Toews Corporation, Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, NJ  08221, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund.

Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR 97204, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Leader Short-Term Bond Fund.

CMG Capital Management Group, LLC, 150 North Radnor-Chester Road, Suite A150, Radnor, PA 19087, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Anchor Capital Management Group, LLC, 16140 Sand Canyon Avenue, Irvine, CA 92618, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Traub Capital Management, LLC 97 Chapel Street 3rd Floor, Needham, MA 02492, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Bandon Capital Management, LLC, 818 SW 3rd Ave. #240, Portland OR 97204-2405, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Heritage Capital, LLC, 1 Bradley Road, Suite 202 Woodbridge CT 06525, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Schreiner Capital Management, Inc., 111 Summit Drive, Suite 100 Exton PA 19341, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Scotia Partners, Ltd., 436 Ridge Road, Spring City, PA 19475, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Incline Asset Management, LLC, 4741 Caughlin Parkway, Suite 2, Reno, NV  89519, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Incline Capital Long/Short Fund.

Sarasota Capital Partners, LLC, 460 South Tamiami Trail, Osprey, Florida 34229, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Currency Strategies Fund.

Bull Path Capital Management, LLC, 150 East 57th Street, 31st Floor, New York, NY  10022, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Bull Path Long-Short Equity Fund and Bull Path Mid-Cap Growth Fund.

Summit Portfolio Advisors, LLC 12606 Julian Street, Broomfield, Colorado 80020, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Collar Fund.

Montebello Partners, LLC, 75 Montebello Road, Suffern, New York 10901, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

Barclays Capital Fund Services, 745 Seventh Avenue, New York, NY 10021, pursuant to the Sub-Advisory Agreement with Montebello Partners, LLC, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

Chariot Advisors, LLC located at 8010 Arco Corporate Drive, Suite 175, Raleigh, North Carolina 27617, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Chariot Absolute Return Currency Fund.

BTS Asset Management, Inc. located at 420 Bedford Street, Suite 340, Lexington, MA  02420, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the BTS Bond Asset Allocation Fund.

Astor Asset Management, LLC located at 111 South Wacker Drive, Suite 3950, Chicago, IL 60606, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Astor Long/Short Fund.

Rady Asset Management, LLC located at 6001 La Jolla Scenic Drive South, La Jolla, CA 92037 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund.

Lacerte Capital Advisors, LLC located at 2811 McKinney Avenue, Suite 206, Dallas, TX 75204, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Lacerte Guardian Fund.

Winans International Investment Management, Inc. located at 330 Ignacio Boulevard, Suite 203, Novato, CA 94949, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund).

Investment Partners Asset Management, Inc. located at 1 Highland Avenue, Metuchen, NJ 08840 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Investment Partners Opportunities Fund.

FocusPoint Solutions, Inc., 3395 SW Gardenview Ave, Portland, OR 97225, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Strategic Advisors, LLC, 2435 N. Central Expressway, Suite 888, Richardson, TX 75080, pursuant to the Investment Advisory Agreement with the Trust, maintains all records requires pursuant to such agreement with respect to Strategic Investing Long/Short Fund.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS. See Item 30 above, second paragraph.

One or more of the Registrant’s series may invest up to 25% of its respective total assets in a wholly-owned and controlled subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”).  Each Subsidiary will operate under the supervision of the Registrant.  The Registrant hereby undertakes that the Subsidiaries will submit to inspection by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 12 4 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 2 8 th  day of January 2010.

                                                                NORTHERN LIGHTS FUND TRUST

                                      (Registrant)

/s/ Andrew Rogers

By: Andrew Rogers,

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Michael Miola*	Trustee & Chairman	January 2 8, 2010
L. Merill Bryan*	Trustee	January 2 8, 2010
Gary Lanzen*	Trustee	January 2 8, 2010
Anthony Hertl*	Trustee	January 2 8, 2010
Mark Taylor*	Trustee	January 2 8, 2010
/s/ Andrew Rogers Andrew Rogers	President and Principal Executive Officer	January 2 8, 2010
Kevin Wolf*	Treasurer and Principal Accounting Officer	January 2 8, 2010

By:                                     Date:

/s/ Emile R. Molineaux     January 2 8, 2010

Emile R. Molineaux

*Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement between Strategic Advisors, LLC and the Registrant, with respect to the Strategic Investing Long/Short Fund	(d)(52)
Updated Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow DWA Systematic RS Fund	(h)(7)
Expense Limitation Agreement between the Registrant, with respect to Strategic Investing Long/Short Fund and Strategic Advisors, LLC	(h)(41)
Consent of Counsel	(i)(2)
Consent of Independent Auditor	(j)(1)
Rule 12b-1 Plan of MutualHedge Frontier Legends Fund	(m)(34)
Rule 12b-1 Plan of The Biondo Focus Fund	(m)(36)